Exhibit 99.2

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

OKLAHOMA FIREFIGHTERS PENSION &

RETIREMENT SYSTEM and OKLAHOMA

LAW ENFORCEMENT RETIREMENT

SYSTEM, Individually and on Behalf of All

Others Similarly Situated,

Plaintiffs,

v.

IXIA, VICTOR ALSTON, ATUL

BHATNAGAR, THOMAS B. MILLER, and

ERROL GINSBERG,

Defendants.

) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Case No. CV13-08440-MMM (SH) Assigned to Judge Margaret M. Morrow

STIPULATION AND AGREEMENT OF SETTLEMENT

This Stipulation and Agreement of Settlement (the “Securities Class Action Settlement Agreement”) is made pursuant to Rule 23 of the Federal Rules of Civil Procedure in the above-titled litigation (the “Securities Class Action”). Subject to approval of this Court, this Securities Class Action Settlement Agreement is entered into among Lead Plaintiffs Oklahoma Firefighters Pension & Retirement System and Oklahoma Law Enforcement Retirement System (collectively, “Lead Plaintiffs”) and Defendants Victor Alston, Atul Bhatnagar, Thomas B. Miller, Errol Ginsberg (the “Individual Defendants”) and Ixia (collectively, “Defendants”).

I.	RECITALS

WHEREAS, the parties hereto state the following:

A.	The Securities Litigation

On November 4, 2013, a class action complaint styled Felix Santore v. Ixia, et al., Case No. CV13-08440 was filed in the United States District Court for the Central District of California (the “Complaint”). This complaint alleged that Defendants had made misrepresentations or omissions of material facts concerning Ixia’s financial condition in violation of section 10(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and SEC Rule 10b-5 thereunder. The complaint further alleged that the Individual Defendants violated section 20(a) of the Exchange Act.

SETTLEMENT AGREEMENT

On March 24, 2014, the Court appointed Oklahoma Firefighters Pension & Retirement System and Oklahoma Law Enforcement Retirement System as Lead Plaintiffs and Grant & Eisenhofer P.A. as lead counsel for the putative class.

On June 11, 2014, Lead Plaintiffs filed the Amended Class Action Complaint. Ixia; Atul Bhatnagar, Errol Ginsberg and Thomas B. Miller; and Victor Alston each moved to dismiss the Complaint, and by Decision and Order filed October 6, 2014, which was published as Oklahoma Firefighters Pension & Retirement Sys. v. Ixia, 50 F. Supp.3d 1328 (C.D. Cal. 2014), the Court dismissed the Amended Class Action Complaint, with leave to replead.

On November 5, 2014, Lead Plaintiffs filed the Second Amended Class Action Complaint. Ixia; Atul Bhatnagar, Errol Ginsberg and Thomas B. Miller; and Victor Alston each again moved to dismiss the Complaint, and by Order filed April 14, 2015, the Court dismissed the Second Amended Class Action Complaint, again with leave to replead.

On April 24, 2015, which was prior to the date on which Lead Plaintiffs were to file the Third Amended Class Action Complaint, the Court entered an Order staying the case pending the outcome of mediation.

B.	Settlement Negotiations and the Reasons for the Settlement

On July 23, 2015, a mediation session was held at the offices of Bryan Cave LLP, counsel for Ixia (“Mediation”), in New York City, presided over by the mediator, retired United States District Judge Hon. Layn Phillips. Judge Phillips was assisted by Robert Fairbank and Mary Anne Mullin at the Mediation. The Mediation was attended by Ixia’s counsel, the Individual Defendants’ counsel, Lead Plaintiffs’ counsel, counsel to Ixia’s primary insurance carrier and a representative of Ixia’s primary insurance carrier. Although substantial progress was made, no agreement was reached at the Mediation. With the assistance of the mediators, discussions between the parties continued, resulting in the execution of a Term Sheet signed by counsel for all parties on or about August 14, 2015, which sets forth the essential terms of the settlement.

SETTLEMENT AGREEMENT

II.	TERMS OF THE SETTLEMENT

IT IS HEREBY STIPULATED AND AGREED, by and among the Lead Plaintiffs (individually and in their representative capacity), by and through their duly authorized counsel, and Defendants, by and through their duly authorized counsel, that this Securities Class Action and all matters that have been, could have been or could be raised in the Securities Class Action are hereby settled and compromised, that this Securities Class Action will be dismissed on the merits and with prejudice as to Defendants, and that the Released Plaintiffs’ Claims will be released as to Defendants and all other Releasees based upon the terms and conditions set out in this Securities Class Action Settlement Agreement (including the Release), subject to the Court’s approval and such approval becoming Final.

A.	Definitions

1. As used in this Securities Class Action Settlement Agreement, the following capitalized terms have the following meanings, unless a Section or Subsection of this Securities Class Action Settlement Agreement provides otherwise:

a. “Securities Class Action” means Oklahoma Firefighters Pension & Retirement System v. Ixia, et al., Case No. CV13-08440 (C.D. Cal.).

b. “Affiliate” or “Affiliated” means such persons or entities as are defined in 17 C.F.R. Part 210.1-02(b).

c. “Approval Date” means the date on which the Court enters the Order Approving Settlement and Final Judgment.

d. “Attorneys’ Fees and Expenses Application” means the application for fees and expenses to be made by Lead Counsel pursuant to paragraph 12 below.

e. “Attorneys’ Fees and Expenses Award” means the fees and expenses awarded by the Court to Lead Counsel (and any other counsel representing Lead Plaintiffs).

f. “Authorized Claim” means a claim for recovery from an Authorized Claimant that has been found to be timely and valid under the terms of this Securities Class Action Settlement Agreement.

SETTLEMENT AGREEMENT

g. “Authorized Claimant” means a Class Member (or the representative of such Class Member, including, without limitation, agents, administrators, executors, heirs, predecessors, successor, affiliates or assigns) whose claim for recovery has been found to be timely and valid under the terms of this Securities Class Action Settlement Agreement.

h. “Bar Orders” means the Contribution Bar Order and the Complete Bar Order.

i. “Claim” or “Claims” means any and all actions, causes of action, proceedings, adjustments, executions, offsets, contracts, judgments, obligations, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, variances, covenants, trespasses, damages, demands (whether written or oral), agreements, promises, liabilities, controversies, costs, expenses, attorneys’ fees and losses of any sort whatsoever, whether in law, in admiralty or in equity, and whether based on a United States federal, state or foreign statutory or common-law United States federal, state or foreign statutory or common-law right of action or otherwise, foreseen or unforeseen, matured or unmatured, known, accrued or not accrued, existing now or to be created in the future, including “Unknown Claims” (as defined below).

j. “Claim Form” means the form that Class Members must submit to the Settlement Administrator in order to receive relief pursuant to Section I of this Securities Class Action Settlement Agreement, which will, subject to Court approval, be substantially in the form set out in Exhibit A.

k. “Class” or “Class Members” means all persons and entities who purchased or otherwise acquired the common stock of Ixia between February 4, 2011 and April 3, 2013, inclusive, and who were damaged thereby. Excluded from the Class are (a) Defendants; (b) members of the immediate families of the Individual Defendants; (c) any subsidiaries of Defendants; (d) any affiliate, as that term is defined by the federal securities laws, of Ixia or any other Defendant, including the 401(k) plans of Ixia; (e) any person or entity who is a partner, executive officer, director or controlling person of Ixia (including any of their subsidiaries or affiliates) or any other Defendant; (f) any entity in which any Defendant has a controlling

SETTLEMENT AGREEMENT

interest; (g) Defendants’ directors’ and officers’ liability insurance carriers, and any affiliates or subsidiaries thereof; and (h) the legal representatives, heirs, successors and assigns of any such excluded party. Also excluded from the Class are the persons and/or entities who request exclusion from the Class within the time period set by the Court in the Preliminary Approval Order.

l. “Complaint” means the Second Amended Class Action Complaint.

m. “Complete Bar Order” means that portion of the Order Approving Settlement and Final Judgment, the text of which will be substantially in the form set out in paragraph 11 of Exhibit B, which the Settling Parties will ask the Court to enter and which is an essential term of this Settlement.

n. “Contribution Bar Order” means that portion of the Order Approving Settlement and Final Judgment, the text of which will be substantially in the form set out in paragraph 10 of Exhibit B, which will be entered by the Court pursuant to Section 21D(f)(7)(A) of the Securities Exchange Act of 1934, 15 U.S.C. § 78u-4(f)(7)(A).

o. “Controlling Interest” means an interest in an entity where such interest is sufficient to allow the interest holder directly or indirectly to control the direction of the management and policies of the entity, whether through ownership of voting shares, by contract, or otherwise.

p. “Court” means the United States District Court for the Central District of California.

q. “Effective Date” means the first date by which all of the events and conditions specified hereafter occur: (i) execution of this Settlement Agreement and such other documents as may be required to obtain final Court approval of the Stipulation in a form satisfactory to the Settling Parties, (ii) the Settlement Payment has been deposited into the Escrow Account, (iii) Defendants have not exercised their option to terminate the Settlement Agreement pursuant to Section M, hereof, (iv) the Court has approved the Individual Notice, substantially in the form of Exhibit C hereto, (v) the Court has entered the Judgment that, inter

SETTLEMENT AGREEMENT

alia, dismisses with prejudice the Securities Class Action and (vi) the Judgment has become Final, as defined in Section A(u) hereof.

r. “Escrow Account” means the Ixia Settlement Escrow Account to be established by Lead Counsel at M&T Bank, the interest-bearing account into which the Settlement Payment will be paid pursuant to Section C of this Securities Class Action Settlement Agreement, which account will be treated for tax purposes as a single Qualified Settlement Fund, as defined below.

s. “Escrow Agent” means the escrow agent for the Escrow Account. The Escrow Agent will be Grant & Eisenhofer P.A.

t. “Fairness Hearing” means the hearing at or after which the Court will make a decision (i) whether to approve the Settlement as fair, reasonable and adequate; (ii) whether to finally certify the Settlement Class; and (iii) whether to grant the Attorneys’ Fees and Expenses Application.

u. “Final” means, when used in connection with any court judgment or order, that the judgment or order will be final: (1) if no appeal is taken, on the date on which the time to appeal from the judgment or order (including any potential extension of time) has expired; or (2) if any appeal is taken from the order and judgment, the date on which all such appeals – including any petitions for rehearing en banc, petitions for certiorari or any other form of review and any related appeals or petitions, including as to any appeal bond – have been finally disposed of, such that the time to appeal therefrom (including any potential extensions of time) has expired, in a manner resulting in an affirmance of the relevant judgment or order.

v. “Individual Notice” means the notice described in Section E of this Agreement that will be disseminated to Class Members to inform them of the proposed Settlement, which notice shall, subject to Court approval, be substantially in the form set out in Exhibit C to this Securities Class Action Settlement Agreement.

w. “Investment Decision” means a decision regarding an investment in Ixia securities, including, without limitation, a decision to hold Ixia’s securities after purchasing or acquiring them.

SETTLEMENT AGREEMENT

x. “Judgment” means the final judgment to be entered by the Court pursuant to the Order Approving Settlement Final Judgment, which shall be substantially in the form set out in Exhibit B to this Securities Class Action Settlement Agreement.

y. “Lead Counsel” means the law firm of Grant & Eisenhofer P.A., including all of its attorneys, employees, and representatives.

z. “Net Cash Settlement Amount” means the balance remaining in the Escrow Account (including any interest that has accrued) after the payments described in paragraph 98(1)-(3) below are made from the Escrow Account.

aa. “Nominees” means brokerage firms, banks and other institutions that hold Ixia securities in street name or other similar fashion for the benefit of other persons or entities.

bb. “Notice and Administrative Expenses” means all expenses associated with administration and implementation of this Settlement, including the Settlement Administrator’s fees and expenses; provided, however, that Notice and Administrative Expenses shall not include the Attorneys’ Fees and Expenses.

cc. “Objection Date” means the date by which objections to the Settlement proposed in this Securities Class Action Settlement Agreement must be filed with the Court and served on counsel as set out in the Preliminary Approval Order.

dd. “Order Approving Settlement and Final Judgment” means the order to be entered by the Court approving the Settlement and this Securities Class Action Settlement Agreement as contemplated in Section K of this Securities Class Action Settlement Agreement, which order shall be substantially in the form set out in Exhibit B to this Securities Class Action Settlement Agreement.

ee. “Plan of Allocation” means the terms and procedures for allocating the Net Cash Settlement Amount among, and distributing the Net Cash Settlement Amount to, Authorized Claimants, which shall, subject to Court approval, be substantially in the form attached hereto as Exhibit F.

SETTLEMENT AGREEMENT

ff. “PSLRA” means the Private Securities Litigation Reform Act of 1995, 15 U.S.C. § 78u-4, et seq.

gg. “Preliminary Approval Date” means the date on which the Court enters the Preliminary Approval Order.

hh. “Preliminary Approval Hearing” means the hearing at or after which the Court preliminarily approves the proposed Settlement.

ii. “Preliminary Approval Order” means the order to be entered by the Court concerning notice, administration and the Fairness Hearing, as contemplated in Section J of this Securities Class Action Settlement Agreement, which order shall be substantially in the form set out in Exhibit E to this Securities Class Action Settlement Agreement.

jj. “Publication Notice” means the notice described in Section D of this Securities Class Action Settlement Agreement, which notice shall, subject to Court approval, be substantially in the form set out in Exhibit D to this Securities Class Action Settlement Agreement.

kk. “Qualified Settlement Fund” means a fund within the meaning of Treasury Regulations § 1.468B-1.

ll. “Recognized Claim” shall have the meaning attributed to it in the Plan of Allocation.

mm. “Release” means the release set forth in Section I of this Securities Class Action Settlement Agreement.

nn. “Released Defendants’ Claims” means each and every Claim that has been, could have been, or could be asserted in the Securities Class Action or in any other proceeding by any Releasee, including any Defendant, or the successors and assigns of any Releasee, against any Lead Plaintiff, any other Class Member, any other Releasor, or their attorneys (including Lead Counsel), including any consultants, experts or other professionals retained by Lead Counsel during the course of this litigation, that arises out of or relates in any way to the institution, prosecution, investigation, defense or settlement of the Securities Class Action, including any or all of the acts, failures to act, omissions, misrepresentations, facts,

SETTLEMENT AGREEMENT

events, matters, transactions, occurrences, or oral or written statements or representations of Releasors; provided, however, the foregoing shall not include any Claims to enforce this Securities Class Action Settlement Agreement or any other documents executed in connection with this Securities Class Action Settlement; provided, further, that notwithstanding anything to the contrary contained in this Securities Class Action Settlement Agreement: (i) no release shall be made by any party of its own attorneys, and (ii) if any attorney performed work for more than one party, a party does not release that attorney for the work such attorney performed for the party, but does release such attorney for the work such attorney performed for any other party. It is understood that any in-house attorney for Ixia is intended to be included in and fully released hereunder.

oo. “Released Plaintiffs’ Claims” means any and all Claims, debts, demands, actions, causes of action, specialties, covenants, contracts, variances, damages, executions, rights, suits, sums, accounts, reckonings, presentments, extents and any other liabilities, fixed or contingent, matured or not matured, of or by the Class, or any member or representative of the Class, as against the Releasees, including both known claims and Unknown Claims, whether class or individual in nature, that were asserted, could have been asserted, could in the future be asserted, or are related to the claims that were, could have been, or could in the future be asserted, in the Securities Class Action or in any other action or proceeding, or otherwise, by the Class, or by any member or representative of the Class (including, without limitation, any claims for alleged violations of federal or state statutory or common law, or any other law, and for damages, interest, attorneys’ fees, expert or consulting fees, and any other costs, expenses, or liability whatsoever), arising from or relating to the purchase or acquisition of common stock of Ixia between February 4, 2011 and April 3, 2013, inclusive; provided, however, that the term “Released Plaintiffs’ Claims” does not include any claims to enforce this Securities Class Action Settlement Agreement or any other documents executed in connection with this Securities Class Action Settlement; provided, further that notwithstanding anything to the contrary contained in this Securities Class Action Settlement Agreement: (i) no release shall be made by any party of its own attorneys, and (ii) if any attorney performed work for more than

SETTLEMENT AGREEMENT

one party, a party does not release that attorney for the work such attorney performed for the party, but does release such attorney for the work such attorney performed for any other party. It is understood that any in-house attorney for Ixia is intended to be included in and fully released hereunder.

pp. “Releasee” means each and every one of, and “Releasees” means all of, (i) Ixia, (ii) the Individual Defendants, and (iii) the past and present officers, directors, employees, officials, members, partners, principals, agents, representatives, attorneys (including any and all in-house and outside counsel including, without limitation, Defendants’ Counsel), advisors, administrators, auditors (including any and all internal and external auditors), accountants, actuaries, consultants, fiduciaries, representatives, service providers, successors-in-interest, trustees, insurance carriers, reinsurers, estates, heirs, executors, beneficiaries, trusts, assigns of any or all of the above persons or entities.

qq. “Releasor” means each and every one of, and “Releasors” means all of, (i) Lead Plaintiffs, (ii) all other Class Members, (iii) their respective past or present parents, predecessors, successors, current and former Affiliates, divisions, business units, joint ventures, subsidiaries, assigns, any entities in which any Releasor has or had a Controlling Interest or that has or had a Controlling Interest in him, her, or it, and any other person or entity (including any governmental entity) claiming by or through, on behalf of, for the benefit of, derivatively for, or as representative of Lead Plaintiffs or any other Class Member and (iv) the respective past and present officers, directors, employees, officials, members, partners, principals, agents, representatives, attorneys (including any and all in-house and outside counsel), advisors, administrators, auditors (including any and all internal and external auditors), accountants, actuaries, consultants, fiduciaries, representatives, service providers, successors-in-interest, trustees and insurance carriers, reinsurers, estates, heirs, executors, beneficiaries, trusts, trustees and assigns of any or all of the above persons or entities.

rr. “Securities Class Action Settlement Agreement” means this Stipulation and Agreement of Settlement and its Exhibits attached hereto, including any subsequent written amendments to the Stipulation of Settlement and/or to its Exhibits.

SETTLEMENT AGREEMENT

ss. “Settlement” means the settlement terms, conditions and other provisions that are memorialized in this Securities Class Action Settlement Agreement.

tt. “Settlement Administrator” means Angeion Group.

uu. “Settling Parties” means all parties to this Securities Class Action Settlement Agreement.

vv. “Settlement Payment” means $3,500,000.

ww. “Termination Date” means that date on which any of the Settling Parties provides notice that he, she or it is exercising a right to terminate this Securities Class Action Settlement Agreement under Section M of this Securities Class Action Settlement Agreement.

xx. “Unknown Claims” means any and all (i) Released Class Members’ Claims that any Releasor does not know or suspect exists with respect to one or more Releasees at the time of the release of the Releasees or (ii) Released Defendants’ Claims that any Releasee does not know or suspect exists with respect to one or more Releasors at the time of the release of the Releasors, which, if known by such Releasee or Releasor (as the case may be) might have affected his, her or its decision(s) concerning this Securities Class Action Settlement Agreement. As to all Claims released in this Securities Class Action Settlement Agreement, each of the Lead Plaintiffs, Ixia, Individual Defendants, and Defendants’ Counsel expressly waives, and each Class Member shall be deemed to have waived, and by operation of the Order Approving Settlement and Final Judgment shall have expressly waived, any and all provisions, rights and benefits conferred by any law of any state or territory of the United States or of any other country, or any principle of federal or common law, that is similar, comparable or equivalent to California Civil Code Section 1542, which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

SETTLEMENT AGREEMENT

Lead Plaintiffs, Ixia, Individual Defendants, and Defendants’ Counsel acknowledge, and all other Class Members by operation of law shall be deemed to have acknowledged, that the inclusion of Unknown Claims in the Claims released pursuant to the Securities Class Action Settlement Agreement was separately bargained for and is a key element of this Securities Class Action Settlement Agreement.

B.	Class Certification

2. For purposes of this Settlement only, and subject to approval of the Court in accordance with Rule 23(e) of the Federal Rules of Civil Procedure, the Settling Parties stipulate to the certification of the Class, as defined herein; the appointment of Oklahoma Firefighters Pension & Retirement System and Oklahoma Law Enforcement Retirement System as Class Representatives; and the appointment of Grant & Eisenhofer P.A. as Class Counsel.

C.	Settlement Consideration

3. In consideration of the Settlement of Claims asserted in this Securities Class Action, and subject to the terms and conditions of the Securities Class Action Settlement Agreement, within fifteen (15) business days following the date of entry of the Preliminary Approval Order, provided Ixia’s primary insurance carrier has received the name, address and telephone number for both the payee and recipient of the Settlement Payment and a properly completed Form W-9 for the payee of the Settlement Payment, Defendants shall cause a check in the amount of the Settlement Payment to be delivered to the Escrow Account.

D.	Notice to Class Members and Other Communications

4. Subject to the requirements of the Preliminary Approval Order, Lead Counsel shall cause the Individual Notice and the Claim Form, substantially in the forms annexed hereto as Exhibits C and A, respectively, to be mailed, by first class mail, postage prepaid, within thirty (30) days after the entry of the Preliminary Approval Order, to all Class Members at the address of each such person as set forth in the records of Ixia or its transfer agent, or who otherwise can be identified through reasonable effort. Ixia shall cooperate in the administration of the Settlement to the extent reasonably necessary to effectuate its terms, and Ixia shall use reasonable efforts to cause or arrange for Ixia’s transfer agent to provide to the

SETTLEMENT AGREEMENT

Settlement Administrator, no later than five (5) business days after entry of the Preliminary Approval Order, records concerning the identity of potential Class Members and their transactions (consisting of shareholder names and addresses), in electronic form. Lead Counsel shall, at least thirty (30) days before the Fairness Hearing, file with the Court proof of mailing of the Individual Notice and Claim Form.

5. Subject to the requirements of the Preliminary Approval Order, within sixty (60) days after the entry of the Preliminary Approval Order (i) Lead Counsel shall cause the Publication Notice, substantially in the form annexed hereto as Exhibit D, to be published once in Investor’s Business Daily and the PR Newswire; (ii) Ixia shall file a Form 8-K attaching the Publication Notice; (iii) Ixia shall publish the Publication Notice on its website; and (iv) the Settlement Administrator shall publish the Publication Notice on its website. A copy of the Publication Notice, substantially in the form as set out in Exhibit D, shall be submitted to the Court for approval at the time the Settling Parties submit this Securities Class Action Settlement Agreement to the Court for Preliminary Approval.

6. Ixia expressly reserves the right to communicate with and respond to inquiries by shareholders.

7. Any party to the Settlement or its counsel wishing to issue a press release or other public statement shall provide counsel for all other parties to the Settlement reasonable opportunity to review and comment upon the release.

8. The parties to the Settlement shall cooperate to ensure than any media statements regarding the settlement are balanced, fair, accurate and non-disparaging.

E.	Notice and Administrative Expenses

9. Notice and Administrative Expenses, other than those associated with the posting of notice on the websites of Ixia and Lead Counsel, shall be paid out of the Qualified Settlement Fund.

F.	Objections by Class Members

10. Any Class Member who wishes to object to the fairness, reasonableness or adequacy of this Agreement, to any term(s) of this Agreement or to the proposed Attorneys’ Fees and Expenses Award may do so no later than twenty-one (21) days before the Fairness Hearing, and subject to the requirements set out in the Preliminary Approval Order.

SETTLEMENT AGREEMENT

11. Objectors’ attorneys must file notice(s) of appearance.

G.	Attorneys’ Fees and Expenses

12. Lead Counsel shall file and serve the Attorneys’ Fees and Expenses Application not later than thirty (30) days prior to the Fairness Hearing.

13. Any Attorneys’ Fees and Expenses Award will be subject to approval by the Court.

14. The Attorneys’ Fees and Expenses shall be paid to Lead Counsel (as designated by the Court) from the Escrow Account established pursuant to Section C above within fifteen (15) business days from the date on which the Court makes such award; provided, however that such payments shall be subject to an agreement by Lead Counsel providing that such payment (or relevant portion of such payment) shall be returned to the Escrow Account within five (5) business days from the Lead Counsel receiving notice that (i) the Court’s approval of the Securities Class Action Settlement Agreement has been reversed on appeal and such reversal has become Final and no longer subject to appeal or (ii) the award made to Lead Counsel has been modified on appeal.

H.	Settlement Administrator

15. The Settlement Administrator shall be appointed by Lead Counsel subject to the approval of the Defendants, which approval shall not be unreasonably withheld.

16. The Settlement Administrator shall administer the process of receiving, reviewing and approving or denying claims under Lead Counsel’s supervision and subject to the jurisdiction of the Court. The Defendants shall have no responsibility for the administration of the Settlement and shall have no liability to the Class Members or Lead Counsel in connection with this administration. Lead Counsel shall designate a contact person at the Settlement Administrator to whom Defendants may refer all inquiries they receive from potential claimants.

17. The Settlement Administrator shall receive Claims and determine first, whether the Claim is an Authorized Claim, in whole or in part; and second, each Authorized

SETTLEMENT AGREEMENT

Claimant’s pro rata share of the Net Cash Settlement Amount based upon each Authorized Claimant’s Loss Amount (as set forth in the Plan of Allocation described in the Notice annexed hereto as Exhibit C, or in such other Plan of Allocation as the Court approves).

18. The Qualified Settlement Fund shall be applied as follows:

(1) to pay counsel’s attorneys’ fees and expenses with interest thereon and the expenses of Plaintiffs (the “Fee and Expense Award”), if and to the extent allowed by the Court;

(2) to pay all the costs and expenses reasonably and actually incurred in connection with providing notice, locating Class Members, soliciting Class claims, assisting with the filing of claims, administering and distributing the Net Settlement Fund to Authorized Claimants, processing Claim Forms, and paying escrow fees and costs, if any;

(3) to pay the taxes and tax expenses; and

(4) to distribute the balance of the Settlement Fund to Authorized Claimants as allowed by the Stipulation, the Plan of Allocation, or order of the Court.

19. The Plan of Allocation attached hereto as Exhibit F is not a necessary term of this Securities Class Action Settlement Agreement, and it is not a condition of this Securities Class Action Settlement Agreement that any particular Plan of Allocation be approved.

20. Each Authorized Claimant shall be allocated a pro rata share of the Net Cash Settlement Amount based on his, her or its Loss Amount compared to the total Loss Amounts of all Authorized Claimants. This is not a claims-made settlement. The Defendants shall not be entitled to get back any of the Settlement consideration once the Effective Date has occurred.

21. Any Class Member who does not submit a valid Claim Form will not be entitled to receive any distribution from the Net Cash Settlement Amount, but will otherwise be bound by all of the terms of this Securities Class Action Settlement Agreement and the Settlement, including the terms of the Final Judgment to be entered in the Securities Class Action and the Releases provided for herein, and will be barred and enjoined from bringing any action against the Releasees concerning the Released Claims.

SETTLEMENT AGREEMENT

22. Lead Counsel shall be responsible for supervising the administration of the Settlement and disbursement of the Net Cash Settlement Amount by the Settlement Administrator. The Defendants shall have no liability, obligation or responsibility for the administration of the Settlement or disbursement of the Net Cash Settlement Amount. The Defendants shall not be permitted to review, contest or object to any Claim Form or any decision of the Settlement Administrator or Lead Counsel with respect to accepting or rejecting any Claim Form or Claim for payment by a Class Member. Lead Counsel shall have the right, but not the obligation, to waive what they deem to be formal or technical defects in any Claim Forms submitted in the interests of achieving substantial justice.

23. For purposes of determining the extent, if any, to which a Class Member shall be entitled to be treated as an Authorized Claimant, the following conditions shall apply:

a. Each Class Member shall be required to submit a Claim Form substantially in the form attached hereto as Exhibit A, supported by such documents as are designated therein, including proof of the Claimant’s loss, or such other documents or proof as the Settlement Administrator or Lead Counsel, in their discretion, may deem acceptable.

b. All Claim Forms must be submitted by the date set by the Court in the Preliminary Approval Order and specified in the Notice, unless such deadline is extended by Order of the Court. Any Class Member who fails to submit a Claim Form by such date shall be forever barred from receiving any distribution from the Net Cash Settlement Amount or payment pursuant to this Securities Class Action Settlement Agreement (unless, by Order of the Court, late-filed Claim Forms are accepted), but shall in all other respects be bound by all of the terms of this Securities Class Action Settlement Agreement and the Settlement including the terms of the Final Judgment and the Releases provided for herein, and will be barred and enjoined from bringing any action against the Releasees concerning the Released Claims. A Claim Form shall be deemed to be submitted when posted, if received with a postmark indicated on the envelope and if mailed by first-class mail and addressed in accordance with the instructions thereon.

c. Each Claim Form shall be submitted to and reviewed by the Settlement Administrator, under the supervision of Lead Counsel, who shall determine in accordance with this Securities Class Action Settlement Agreement, the extent, if any, to which each Claim shall be allowed, subject to review by the Court pursuant to subparagraph (e) below;

SETTLEMENT AGREEMENT

d. Claim Forms that do not meet the submission requirements may be rejected. Prior to rejecting a Claim in whole or in part, the Settlement Administrator shall communicate with the Claimant in writing, to give the Claimant the chance to remedy any curable deficiencies in the Claim Form submitted. The Settlement Administrator, under the supervision of Lead Counsel, shall notify, in a timely fashion and in writing, all Claimants whose Claim they propose to reject in whole or in part, setting forth the reasons therefore, and shall indicate in such notice that the Claimant whose claim is to be rejected has the right to a review by the Court if the Claimant so desires and complies with the requirements of subparagraph (e) below.

e. If any Claimant whose claim has been rejected in whole or in part desires to contest such rejection, the Claimant must, within twenty (20) days after the date of mailing of the notice required in subparagraph (d) above, serve upon the Settlement Administrator a notice and statement of reasons indicating the Claimant’s grounds for contesting the rejection along with any supporting documentation, and requesting a review thereof by the Court. If a dispute concerning a Claim cannot be otherwise resolved, Lead Counsel shall thereafter present the request for review to the Court.

f. The administrative determinations of the Settlement Administrator in accepting and rejecting Claims shall be presented to the Court, on notice to Ixia’s Counsel, for approval by the Court.

24. Each Claimant shall be deemed to have submitted to the jurisdiction of the Court with respect to the Claimant’s Claim, and the Claim will be subject to investigation and discovery under the Federal Rules of Civil Procedure, provided, however that such investigation and discovery shall be limited to that Claimant’s status as a Class Member and the validity and amount of the Claimant’s Claim. No discovery shall be allowed on the merits of the Securities Class Action or Settlement in connection with the processing of Claim Forms.

SETTLEMENT AGREEMENT

25. Lead Counsel will apply to the Court, on notice of Ixia’s Counsel, for a Class Distribution Order: (a) approving the Settlement Administrator’s administrative determinations concerning the acceptance and rejection of the Claims submitted; (b) approving payment of any administration fees and expenses associated with the administration of the Settlement from the Escrow Account; and (c) if the Effective Date has occurred, directing payment of the Net Cash Settlement Amount to the Authorized Claimants.

26. The Net Cash Settlement Amount shall be distributed to Authorized Claimants substantially in accordance with the Plan of Allocation set forth in the Individual Notice and approved by the Court. Any such Plan of Allocation is not a part of this Stipulation. No funds from the Net Cash Settlement Amount shall be distributed to Authorized Claimants until the Effective Date. If there is any balance remaining in the Net Cash Settlement Amount after six (6) months from the date of distribution of the Net Cash Settlement Amount (whether by reason of tax refunds, uncashed checks, or otherwise), Lead Counsel shall, if feasible, reallocate such balance among Authorized Claimants in an equitable and economic fashion. Thereafter, any balance which still remains in the Net Cash Settlement Amount shall be donated to one or more secular §501(c)(3) organization(s) selected by Lead Counsel, with prior written notice to Defendants’ counsel.

27. Payment pursuant to the Class Distribution Order shall be final and conclusive against all Class Members. All Class Members whose claims are not approved by the Court shall be barred from participating in distributions from the Net Cash Settlement Amount, but otherwise shall be bound by all of the terms of this Securities Class Action Settlement Agreement and the Settlement, including the terms of the Final Judgment to be entered in the Securities Class Action and the releases provided for herein, and will be barred and enjoined from bringing any action against any and all of the Releasees concerning any and all of the Settled Claims.

28. All proceedings with respect to the administration, processing and determination of Claims and the determination of all controversies relating thereto, including disputed questions of law and fact with respect to the validity of Claims, shall be subject to the jurisdiction of the Court.

SETTLEMENT AGREEMENT

29. The Settlement Administrator is to be charged with, among other things, distribution of the individual notice, publication of the publication notice (except that notice published on the website of Ixia), operation of a settlement website relating to both this Settlement, setting up and running a toll-free center to respond to shareholder calls, receipt of requests for exclusion and distribution of settlement relief to class members in the Settlement.

I.	Releases and Waivers

30. Pursuant to the Order Approving Settlement and Final Judgment, without further action by anyone, and whether or not a Claim Form has been executed and/or delivered by or on behalf of any such Class Member, on and after the Effective Date, Lead Plaintiffs and all other Class Members, on behalf of themselves and their other Releasors, for good and sufficient consideration, and all Releasors shall be deemed to have, and by operation of law and of the Order Approving Settlement and Final Judgment shall have, fully, finally, and forever released, relinquished, settled, and discharged:

a. all Released Plaintiffs’ Claims against each and every one of the Releasees, including Defendants’ Counsel;

b. all Claims, damages, and liabilities as to each and every one of the Releasees to the extent that any such Claims, damages, or liability relate in any way to any or all acts, omissions, nondisclosures, facts, matters, transactions, occurrences, or oral or written statements or representations in connection with, or directly or indirectly relating to, (i) the prosecution, defense, or settlement of the Securities Class Action, (ii) the Securities Class Action Settlement Agreement, (iii) the Settlement terms and their implementation, (iv) the provision of notice in connection with the proposed Settlement, and/or (v) the resolution of any Claim Forms filed in connection with the Settlement; and

c. all Claims against any of the Releasees for attorneys’ fees, costs, or disbursements incurred by Lead Plaintiff’s counsel (including Lead Counsel) or any other counsel representing Lead Plaintiff or any other Class Member in connection with or related in

SETTLEMENT AGREEMENT

any manner to the Securities Class Action, the settlement of the Securities Class Action, or the administration of the Securities Class Action and/or its settlement, except to the extent otherwise specified in the Securities Class Action Settlement Agreement.

31. Pursuant to the Order Approving Settlement and Final Judgment, without further action by anyone, on and after the Effective Date, each and all Releasees, for good and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, shall be deemed to have, and by operation of law and of the Final Order and the Judgment shall have, fully, finally, and forever released, relinquished, settled, and discharged:

a. Each and all Releasors, including Lead Counsel, from any and all Released Defendants’ Claims, except to the extent otherwise specified in this Securities Class Action Settlement Agreement; and

b. Each and all other Releasees from any and all Claims relating to or arising from the Securities Class Action, Released Plaintiffs’ Claims or Released Defendants’ Claims, except to the extent otherwise specified in this Securities Class Action Settlement Agreement; provided, however, that Defendants’ attorneys do not release any Claims relating to unpaid attorneys’ fees and expenses, and Ixia and the Individual Defendants do not release any Claims relating to their insurance or reinsurance policies except to the extent that Ixia and/or the Individual Defendants have otherwise agreed.

32. Pursuant to the Order Approving Settlement and Final Judgment, without further action by anyone, on and after the Effective Date, Lead Counsel, on behalf of themselves, their heirs, executors, administrators, predecessors, successors, Affiliates, assigns, and any person or entity claiming by or through any of them, for good and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, shall be deemed to have, and by operation of law and of the Final Order and the Judgment shall have, fully, finally, and forever released, relinquished, settled, and discharged Defendants’ Counsel and all other Releasees from any and all Claims that relate in any way to any and all acts directly or indirectly relating to the prosecution, defense, or settlement of the Securities Class Action or to the Securities Class Action Settlement Agreement, except to the extent otherwise specified in the Securities Class Action Settlement Agreement.

SETTLEMENT AGREEMENT

33. Nothing in the Order Approving Settlement and Final Judgment shall bar any action or Claim by the Settling Parties or their counsel to enforce the terms of the Securities Class Action Settlement Agreement or the Order Approving Settlement and Final Judgment.

34. Pending final determination of whether the Settlement should be approved and applied in the Securities Class Action, neither Lead Plaintiffs, nor any of the Class Members, shall commence, maintain or prosecute against Defendants, the Released Class Persons, or any of them, any action or proceeding in any court or tribunal asserting or relating to any of the Released Defendants’ Claims or Released Plaintiffs’ Claims.

35. The releases and waivers contained in this Section were separately bargained for and are essential elements of the Securities Class Action Settlement Agreement.

J.	Preliminary Approval Hearing and Preliminary Approval Order

36. Within twenty (20) business days following the execution of this Securities Class Action Settlement Agreement, Lead Plaintiffs shall file a motion for Preliminary Approval of the Securities Class Action Settlement Agreement, which motion Defendants shall not oppose if consistent with the terms of the Settlement.

K.	Fairness Hearing, Order Approving Settlement and Final Judgment and Dismissal

37. The Settling Parties shall request that the Court schedule a Fairness Hearing at which to consider whether (i) to approve this Agreement as fair, reasonable and adequate and in the best interest of the Class; (ii) finally certify the Settlement Class; and (iii) to approve Lead Counsel’s request for an Attorneys’ Fees and Expenses Award.

L.	No Admissions

38. This Securities Class Action Settlement Agreement, whether or not consummated, and any proceedings taken pursuant to it:

a. shall not be offered or received against the Defendants as evidence of, or construed as or deemed to be evidence of, any presumption, concession or admission by

SETTLEMENT AGREEMENT

any of the Defendants with respect to the truth of any fact alleged by plaintiffs or the validity of any claim that had been or could have been asserted against the Defendants in the Securities Class Action or in any litigation, or of any liability, negligence, fault or wrongdoing of the Defendants;

b. shall not be offered or received against the Defendants as evidence of a presumption, concession or admission of any fault, misrepresentation or omission with respect to any statement or written document approved or made by any Defendant, or against the Lead Plaintiffs or any other Class Members as evidence of any infirmity on the claims of the Lead Plaintiffs or the other Class Members;

c. shall not be offered or received against the Defendants or against the Lead Plaintiffs or any other Class Members as evidence of a presumption, concession or admission with respect to any liability, negligence, fault or wrongdoing, or in any way referred to for any other reason as against any of the parties to this Stipulation, in any other civil, criminal or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of this Securities Class Action Settlement Agreement; provided, however, that if this Securities Class Action Settlement Agreement is approved by the Court, Defendants may refer to it to effectuate the liability protection granted them hereunder;

d. shall not be construed against Defendants, Lead Plaintiffs or any other Class Members as an admission or concession that the consideration to be given hereunder represents the amount which could be or would have been recovered after trial;

e. shall not be construed as or received in evidence as an admission, concession or presumption against Lead Plaintiffs or other Class Members or any of them that any of their claims are without merit or that damages recoverable under the Complaint would not have exceeded the Settlement amounts; and/or

f. shall not be construed as or received in evidence as an admission, concession or presumption that class certification is appropriate in this Securities Class Action.

SETTLEMENT AGREEMENT

M.	Modification or Termination of this Securities Class Action Settlement Agreement

39. The terms and provisions of this Securities Class Action Settlement Agreement may not be altered, amended or modified except in writing signed by all Settling Parties.

40. Any Settling Party shall have the right to terminate the Settlement if the Court does not approve the Securities Class Action Settlement Agreement, or if the Court (or any appellate court) modifies the Settlement Agreement in any way that a Settling Party to the Settlement in good faith determines is material.

41. Lead Plaintiffs may not terminate the Settlement based on the fee award.

42. Each Defendant in the Securities Class Action shall have the option (but not the obligation) to terminate the Settlement if valid exclusion requests are received from eligible Class Members as provided for by separate agreement as specified in the Term Sheet, not to be filed with the Court unless necessary to establish that such option to terminate has been triggered; provided, however, that exercise of this termination option must be made no later than three (3) days before the date on which the Fairness Hearing is scheduled.

43. Unless otherwise ordered by the Court, in the event the Settlement Agreement shall terminate, or be canceled, or shall not become effective for any reason, within five (5) business days after written notification of such event is sent by Defendants’ counsel or counsel to the Escrow Agent, the Settlement Payment (including accrued interest), less reasonable notice and administration expenses which have either been incurred or disbursed pursuant to Section H hereof, shall be refunded pursuant to written instructions from Defendants’ counsel. If said amount or any portion thereof is not returned within thirty (30) business days after receiving written instructions from Defendants’ counsel, then interest shall accrue thereon at the same rate as earned by the Settlement Payment until the date that said amount is returned.

44. At the request of Defendants’ counsel, the Escrow Agent or its designee shall apply for any tax refund owed on the Settlement Payment and return the proceeds, after deduction of any expenses incurred in connection with such application(s) for refund, in accordance with the written direction of Defendants’ counsel.

SETTLEMENT AGREEMENT

45. Lead Plaintiffs have the right to terminate the Settlement if Defendants fail to timely and completely fund the Settlement in accordance with this Settlement Agreement.

N.	Miscellaneous Provisions

46. All of the exhibits attached hereto are hereby incorporated by reference as though fully set forth herein.

47. The parties to this Securities Class Action Settlement Agreement intend the Settlement to be a final and complete resolution of all disputes asserted or which could be asserted by the Lead Plaintiffs, any other Class Members and their attorneys against the Releasees with respect to the Claims. Accordingly, Lead Plaintiffs and Defendants agree not to assert in any forum that the Securities Class Action was brought by plaintiffs or defended by Defendants in bad faith or without a reasonable basis. The parties hereto shall assert no claims of any violation of Rule 11 of the Federal Rules of Civil Procedure relating to the prosecution, defense or settlement of the Securities Class Action. The parties agree that the amount paid and the other terms of the Settlement were negotiated at arm’s-length in good faith by the parties, including a mediation conducted by a professional mediator, and reflect a settlement that was reached voluntarily after consultation with experienced legal counsel.

48. This Securities Class Action Settlement Agreement may not be modified or amended, nor may any of its provisions be waived, except in writing signed by all signatories hereto or their successors-in-interest.

49. The headings herein are used for the purpose of convenience only and are not meant to have legal effect.

50. The administration and consummation of the Settlement as embodied in this Securities Class Action Settlement Agreement shall be under the authority of the Court, and the Court shall retain jurisdiction for the purpose of entering orders providing for awards of attorneys’ fees and Litigation Expenses to Lead Counsel and enforcing the terms of this Securities Class Action Settlement Agreement.

SETTLEMENT AGREEMENT

51. The waiver by one party of any breach of this Securities Class Action Settlement Agreement by any other party shall not be deemed a waiver of any other prior or subsequent breach of this Securities Class Action Settlement Agreement.

52. This Securities Class Action Settlement Agreement and its exhibits constitute the entire agreement among the parties hereto concerning the Settlement of the Securities Class Action, and no representations, warranties or inducements have been made by any party hereto concerning this Securities Class Action Settlement Agreement and its exhibits other than those contained and memorialized in such documents.

53. This Securities Class Action Settlement Agreement may be executed in one or more original and/or faxed counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument provided, however, that counsel for the signatories of this Securities Class Action Settlement Agreement shall exchange among themselves original signed counterparts.

54. This Securities Class Action Settlement Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

55. The construction, interpretation, operation, effect and validity of this Securities Class Action Settlement Agreement, and all documents necessary to effectuate it, shall be governed by the internal laws of the State of California without regard to conflicts of laws, except to the extent that federal law requires that federal law govern.

56. This Securities Class Action Settlement Agreement shall not be construed more strictly against one party than another merely by virtue of the fact that it, or any part of it, may have been prepared by counsel for one of the parties, it being recognized that it is the result of arm’s-length negotiations between the parties, and all parties have contributed substantially and materially to the preparation of this Securities Class Action Settlement Agreement.

57. All counsel and any other persons executing this Securities Class Action Settlement Agreement and any of the exhibits hereto, or any related Settlement documents, warrant and represent that they have full authority to do so and that they have the authority to take appropriate action required or permitted to be taken pursuant to the Securities Class Action Settlement Agreement to effectuate its terms.

SETTLEMENT AGREEMENT

Dated: November 11, 2015

GRANT & EISENHOFER P.A.		BRYAN CAVE LLP

By	/s/ James J. Sabella James J. Sabella	By	/s/ Eric Reider Eric Rieder
485 Lexington Avenue			Courtney J. Peterson
New York, NY 10017 646-722-8500 Attorneys for Lead Plaintiffs Oklahoma Firefighters Pension & Retirement Fund and Oklahoma Law Enforcement Retirement System and Lead Counsel for the Class		1290 Avenue of the Americas New York, NY 10104 212-541-2000 Attorneys for Defendant Ixia

WESTERMAN LAW CORP.		DRINKER BIDDLE & REATH LLP

By	/s/ Jeff S. Westerman Jeff S. Westerman	By	/s/ Sheldon Eisenberg Sheldon Eisenberg

1900 Avenue of the Stars, 11th floor

Los Angeles, California 90067

310 698-7450

Attorneys for Lead Plaintiffs Oklahoma

Firefighters Pension & Retirement Fund and

Oklahoma Law Enforcement Retirement

System

1800 Century Park East, Suite 1500 Los Angeles, CA 90067 310-203-4000 Attorneys for Defendants Atul Bhatnagar, Thomas B. Miller and Errol Ginsberg

CALDWELL LESLIE & PROCTOR, PC

By	/s/ Christopher Caldwell Christopher Caldwell Benjamin Au
725 South Figueroa Street, 31st floor Los Angeles, CA 90017 213-629-9040 Attorneys for Defendant Victor Alston

SETTLEMENT AGREEMENT

Exhibit A

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

OKLAHOMA FIREFIGHTERS PENSION &

RETIREMENT SYSTEM and OKLAHOMA

LAW ENFORCEMENT RETIREMENT

SYSTEM, Individually and on Behalf of

All Others Similarly Situated,

Plaintiffs,

                     v.

IXIA, VICTOR ALSTON, ATUL

BHATNAGAR, THOMAS B. MILLER, and

ERROL GINSBERG,

Defendants.

) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Case No. CV13-08440-MMM (SH) Assigned to Judge Margaret M. Morrow

CLAIM FORM

GENERAL INSTRUCTIONS

To recover as a Class Member based on your claims in the action entitled Oklahoma Firefighters Pension & Retirement System v. Ixia, et al., Case No. CV13-08440 (C.D. Cal.) (the “Litigation”), you must complete and sign this Claim Form.

If you fail to submit a timely and properly addressed Claim Form, your claim may be rejected and you may not receive any recovery from the Settlement Fund created in connection with the proposed Settlement. Submission of this Claim Form, however, does not assure that you will share in the proceeds of the settlement of the Litigation.

YOU MUST MAIL YOUR COMPLETED AND SIGNED CLAIM FORM POSTMARKED ON OR BEFORE             , ADDRESSED AS FOLLOWS:

Ixia Securities Litigation Settlement

c/o Angeion Group

1801 Market Street

Suite 660

Philadelphia, PA 19103

CLAIM FORM

1

If you are NOT a Class Member (as defined in the Notice of Proposed Settlement of Class Action (“Notice”)), DO NOT submit a Claim Form. Also, NOTE THAT CLAIMS CALCULATING TO AN AWARD AMOUNT LESS THAN $10.00 WILL NOT BE PAID.

If you are a Class Member and you do not timely request exclusion in connection with the proposed Settlement, you will be bound by the terms of any judgment entered in the Litigation, including the releases provided therein, WHETHER OR NOT YOU SUBMIT A CLAIM FORM.

CLAIMANT IDENTIFICATION

If you purchased or otherwise acquired shares of common stock of Ixia and held the shares in your name, you are the beneficial purchaser as well as the record purchaser. If, however, you purchased or otherwise acquired shares of Ixia common stock and the shares were registered in the name of a third party, such as a nominee or brokerage firm, you are the beneficial purchaser and the third party is the record purchaser.

Use Part I of this form, entitled “Claimant Identification” to identify each purchaser of record (“nominee”), if different from the beneficial purchaser of the shares of Ixia common stock which form the basis of this claim. THIS CLAIM MUST BE FILED BY THE ACTUAL BENEFICIAL PURCHASER(S) OR ACQUIRER(S) OR THE LEGAL REPRESENTATIVE OF SUCH PURCHASER(S) OR ACQUIRER(S) OF THE IXIA COMMON STOCK UPON WHICH THIS CLAIM IS BASED.

All joint purchasers must sign this claim. Executors, administrators, guardians, conservators, and trustees must complete and sign this claim on behalf of persons represented by them and their authority must accompany this claim and their titles or capacities must be stated. The Social Security (or taxpayer identification) number and telephone number of the beneficial owner may be used in the verifying the claim. Failure to provide the foregoing information could delay verification of your claim or result in rejection of the claim.

CLAIM FORM

Use Part II of this form, entitled “Schedule of Transactions in Shares of Ixia Common Stock,” to supply all required details of your transaction(s) in Ixia common stock. If you need

CLAIM FORM

2

more space or additional schedules, attach separate sheets giving all of the required information in substantially the same form. Sign and print or type your name on each additional sheet.

On the schedule, provide all of the requested information with respect to all of your purchases or acquisitions of shares of Ixia common stock which took place at any time from February 4, 2011 through April 3, 2013, inclusive (the “Class Period”), and all of your sales of shares of Ixia common stock which took place at any time from February 4, 2011 through April 3, 2013.

List each transaction separately and in chronological order, by trade date, beginning with the earliest. You must accurately provide the month, day, and year of each transaction you list.

Copies of broker confirmations or other documentation of your transactions in shares of Ixia common stock should be attached to your claim. Failure to provide this documentation could delay verification of your claim or result in rejection of your claim.

NOTICE REGARDING ELECTRONIC FILES: Certain claimants with large numbers of transactions may request, or may be requested to, submit information regarding their transactions in electronic files. All claimants MUST submit a manually signed paper Claim Form whether or not they also submit electronic copies. If you wish to file your claim electronically, you must contact the Claims Administrator at 1-877-386-1776 or info@ixiasecuritiessettlement.com, or visit their website at www.ixiasecuritiessettlement.com to obtain the required file layout. No electronic files will be considered to have been properly submitted unless the Claims Administrator issues to the claimant a written acknowledgment of receipt and acceptance of electronically submitted data.

CLAIM FORM

3

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

Oklahoma Firefighters Pension & Retirement System v. Ixia, et al.,

Case No. CV13-08440 (C.D. Cal.)

CLAIM AND RELEASE

Must be Postmarked No Later Than:

Please Type or Print

PART I:        CLAIMANT IDENTIFICATION

Beneficial Owner’s Name (First, Middle, Last)
Joint Beneficial Owner (if applicable)
Entity Name and Representative (if applicable)
Account Number
Street Address

City	State or Province
Zip Code or Postal Code	Country

	☐ Individual	☐ Corporation/Other
Social Security Number or
Taxpayer Identification Number
	☐ IRA	☐ Trust

CLAIM FORM

4

Telephone Number	Email Address
Custodian Name (if different from beneficial owner listed above)

PART II:        SCHEDULE OF TRANSACTIONS IN SHARES OF IXIA COMMON STOCK

Number of shares of Ixia common stock held at the close of trading on February 3, 2011:

Purchase(s) or acquisitions of shares of Ixia common stock (February 4, 2011 – April 3, 2013, inclusive):

Trade Date Month /Day / Year	Number of Shares Purchased or Acquired	Purchase Price Per Share	Total Purchase or Acquisition Price

1.	1.	1.	1.

2.	2.	2.	2.

3.	3.	3.	3.

4.	4.	4.	4.

CLAIM FORM

5

Sales of shares of Ixia common stock (February 4, 2011 – April 3, 2013, inclusive):

Trade Date Month / Day / Year	Number of Shares Sold	Sales Price Per Share	Total Sales Price

1.	1.	1.	1.

2.	2.	2.	2.

3.	3.	3.	3.

4.	4.	4.	4.

Number of shares of Ixia common stock held at the close of trading on April 3, 2013:                     .

If you require additional space, attach extra schedules in the same format as above. Sign and print your name on each additional page. NOTE THAT CLAIMS CALCULATING TO AN AWARD AMOUNT LESS THAN $10.00 WILL NOT BE PAID.

CLAIM FORM

6

YOU MUST READ AND SIGN THE RELEASE BELOW. FAILURE TO SIGN THE RELEASE MAY RESULT IN A DELAY IN PROCESSING OR THE REJECTION OF YOUR CLAIM.

PART III:        SUBMISSION TO JURISDICTION OF COURT AND ACKNOWLEDGEMENTS

I (We) submit this Claim Form under the terms of the Stipulation described in the Notice. I (We) also submit to the jurisdiction of the United States District Court for the Central District of California with respect to my (our) claim as a Class Member and for purposes of enforcing the releases set forth herein. I (We) further acknowledge that I am (we are) bound by and subject to the terms of any judgment that may be entered in the Litigation. I (We) agree to furnish additional information to the Claims Administrator to support this claim if requested to do so. I (We) have not submitted any other claim covering the same purchases or acquisitions of shares of Ixia common stock during the Class Period and know of no other person having done so on my (our) behalf.

RELEASE

I (We) hereby acknowledge full and complete satisfaction of, and do hereby fully, finally, and forever settle, release, and discharge from the Released Plaintiffs’ Claims each and all of the Releasees, defined as Defendants Ixia, Victor Alston, Atul Bhatnagar, Thomas B. Miller and Errol Ginsberg, and each and all of their past and present officers, directors, employees, officials, members, partners, principals, agents, representatives, attorneys (including any and all in-house and outside counsel including, without limitation, Defendants’ Counsel), advisors, administrators, auditors (including any and all internal and external auditors), accountants, actuaries, consultants, fiduciaries, representatives, service providers, successors-in-interest, trustees, insurance carriers, reinsurers, estates, heirs, executors, beneficiaries, trusts, assigns of any or all of the above persons or entities.

“Released Plaintiffs’ Claims” means any and all claims, debts, demands, actions, causes of action, specialties, covenants, contracts, variances, damages, executions, rights, suits, sums, accounts, reckonings, presentments, extents and any other liabilities, fixed or contingent,

CLAIM FORM

7

matured or not matured, of or by the Class, or any member or representative of the Class, as against the Releasees, including both known claims and Unknown Claims, whether class or individual in nature, that were asserted, could have been asserted, could in the future be asserted, or are related to the claims that were, could have been, or could in the future be asserted, in the Securities Class Action or in any other action or proceeding, or otherwise, by the Class, or by any member or representative of the Class (including, without limitation, any claims for alleged violations of federal or state statutory or common law, or any other law, and for damages, interest, attorneys’ fees, expert or consulting fees, and any other costs, expenses, or liability whatsoever), arising from or relating to the purchase or acquisition of common stock of Ixia between February 4, 2011 and April 3, 2013, inclusive; provided, however, that the term “Released Plaintiffs’ Claims” does not include any claims to enforce this Securities Class Action Settlement Agreement or any other documents executed in connection with this Securities Class Action Settlement; provided, further that notwithstanding anything to the contrary contained in this Securities Class Action Settlement Agreement: (i) no release shall be made by any party of its own attorneys, and (ii) if any attorney performed work for more than one party, a party does not release that attorney for the work such attorney performed for the party, but does release such attorney for the work such attorney performed for any other party. It is understood that any in-house attorney for Ixia is intended to be included in and fully released hereunder.

a. “Unknown Claims” means any and all (i) Released Class Members’ Claims that any Releasor does not know or suspect exists with respect to one or more Releasees at the time of the release of the Releasees or (ii) Released Defendants’ Claims that any Releasee does not know or suspect exists with respect to one or more Releasors at the time of the release of the Releasors, which, if known by such Releasee or Releasor (as the case may be) might have affected his, her or its decision(s) concerning this Securities Class Action Settlement Agreement. As to all Claims released in this Securities Class Action Settlement Agreement, each of the Lead Plaintiffs, Ixia, Individual Defendants, and Defendants’ Counsel expressly waives, and each Class Member shall be deemed to have waived, and by operation of the Order Approving Settlement and Final Judgment shall have expressly waived, any and all provisions,

CLAIM FORM

8

rights and benefits conferred by any law of any state or territory of the United States or of any other country, or any principle of federal or common law, that is similar, comparable or equivalent to California Civil Code Section 1542, which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

Lead Plaintiffs, Ixia, Individual Defendants, and Defendants’ Counsel acknowledge, and all other Class Members by operation of law shall be deemed to have acknowledged, that the inclusion of Unknown Claims in the Claims released pursuant to the Securities Class Action Settlement Agreement was separately bargained for and is a key element of this Securities Class Action Settlement Agreement.

This release shall be of no force or effect unless and until the Court approves the Settlement and the Stipulation becomes effective.

I (We) hereby warrant and represent that I (we) have not assigned or transferred or purported to assign or transfer, voluntarily or involuntarily, any rights or claims released pursuant to this release or any other part or portion thereof.

I (We) hereby warrant and represent that I (we) have included information about all of my (our) transactions in shares of Ixia common stock which are the subject of this claim, which occurred during the Class Period as well as the opening position in such shares held by me (us) on the dates requested in this claim form.

I declare under penalty of perjury under the laws of the United States of America that all of the foregoing information supplied on this Claim Form by the undersigned is true and correct.

CLAIM FORM

9

Executed this day of

(Month/Year)

in
	(City)	(State/Country)
(Sign your name here)
(Type or print your name here)
(Capacity of person(s) signing, e.g., beneficial purchaser, executor, or administrator)

CLAIM FORM

10

ACCURATE CLAIMS PROCESSING TAKES A

SIGNIFICANT AMOUNT OF TIME.

THANK YOU FOR YOUR PATIENCE.

REMINDER CHECKLIST

☐	Please sign the above release.

☐	Remember to attach supporting documentation, if available.

☐	Keep a copy of your claim form and all supporting documentation for your records.

☐	If you desire an acknowledgement of receipt of your claim form, please send it Certified Mail, Return Receipt Requested.

CLAIM FORM

11

Exhibit B

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

OKLAHOMA FIREFIGHTERS PENSION &

RETIREMENT SYSTEM and OKLAHOMA

LAW ENFORCEMENT RETIREMENT

SYSTEM, Individually and on Behalf of All

Others Similarly Situated,

Plaintiffs,

                        v.

IXIA, VICTOR ALSTON, ATUL
BHATNAGAR, THOMAS B. MILLER, and
ERROL GINSBERG,

Defendants.

) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Case No. CV13-08440-MMM (SH) Assigned to Judge Margaret M. Morrow

ORDER APPROVING SETTLEMENT AND FINAL JUDGMENT

WHEREAS, on                     , a hearing was held before this Court to determine: (1) whether the terms and conditions of the Stipulation and Agreement of Settlement (the “Settlement Agreement”) are fair, reasonable and adequate for the settlement of all claims asserted by the Class against the Defendants in this Action and in the best interests of the Class, including the release of the Defendants and the Releasees as defined in the Settlement Agreement, and should be approved; (2) whether the Settlement Class should be certified pursuant to Rule 23 of the Federal Rules of Civil Procedure; (3) whether judgment should be entered dismissing the Complaint on the merits and with prejudice in favor of the Defendants as against all persons or entities who are members of the Class herein who have not requested exclusion therefrom; (4) whether to approve the Plan of Allocation as a fair and reasonable method to allocate the settlement proceeds among the members of the Class; and (5) whether and in what amount to award counsel for Lead Plaintiffs and the Class fees and reimbursement of expenses.

WHEREAS, on             , this Court, pursuant to Rules 23(a) and (b)(3) granted preliminary approval of the Settlement Agreement and preliminarily certified a class consisting

ORDER APPROVING SETTLEMENT AND FINAL JUDGMENT

1

of all persons and entities who purchased or otherwise acquired the common stock of Ixia between February 4, 2011 and April 3, 2013, inclusive and who were damaged thereby. Excluded from the Class are (a) Defendants; (b) members of the immediate families of the Individual Defendants; (c) any subsidiaries of Defendants; (d) any affiliate, as that term is defined by the federal securities laws, of Ixia or any other Defendant, including the 401(k) plans of Ixia; (e) any person or entity who is a partner, executive officer, director or controlling person of Ixia (including any of their subsidiaries or affiliates) or any other Defendant; (f) any entity in which any Defendant has a controlling interest; (g) Defendants’ directors’ and officers’ liability insurance carriers, and any affiliates or subsidiaries thereof; and (h) the legal representative, heirs, successors and assigns of any such excluded party. Also excluded from the Class are the persons and/or entities who requested exclusion from the Class as listed on Schedule 1 annexed hereto.

WHEREAS, the Court has considered all matters submitted to it at the hearing and otherwise; and it appearing that a Notice of the hearing substantially in the form approved by the Court was mailed to all persons or entities reasonably identifiable who purchased or otherwise acquired the common stock of Ixia between February 4, 2011 and April 3, 2013, inclusive, except those persons or entities excluded from the definition of the Class, and that a Publication Notice of the hearing substantially in the form approved by the Court was published in Investor’s Business Daily and the PR Newswire pursuant to the specifications of the Court; and the Court has considered and determined the fairness and reasonableness of the award of attorneys’ fees and expenses requested.

NOW, THEREFORE, IT IS HEREBY ORDERED, as follows:

1. For purposes of this Order, all capitalized terms used herein having the meanings as set forth and defined in the Settlement Agreement.

2. The Court has jurisdiction over the subject matter of the Securities Class Action, the Lead Plaintiffs, all other Class Members and the Defendants.

3. The Court hereby certifies the Action as a class action for purposes of the Settlement, pursuant to Rule 23(a) and (b)(3) of the Federal Rules of Civil Procedure, on behalf

ORDER APPROVING SETTLEMENT AND FINAL JUDGMENT

2

of all persons and entities who purchased or otherwise acquired the common stock of Ixia between February 4, 2011 and April 3, 2013, inclusive and who were damaged thereby. Excluded from the Class are (a) Defendants; (b) members of the immediate families of the Individual Defendants; (c) any subsidiaries of Defendants; (d) any affiliate, as that term is defined by the federal securities laws, of Ixia or any other Defendant, including the 401(k) plans of Ixia; (e) any person or entity who is a partner, executive officer, director or controlling person of Ixia (including any of their subsidiaries or affiliates) or any other Defendant; (f) any entity in which any Defendant has a controlling interest; (g) Defendants’ directors’ and officers’ liability insurance carriers, and any affiliates or subsidiaries thereof; and (h) the legal representative, heirs, successors and assigns of any such excluded party. Also excluded from the Class are persons and entities who submitted valid and timely requests for exclusion in accordance with the Notice, who are listed on Schedule 1 hereto.

4. The Court finds and concludes that for settlement purposes the prerequisites to class action certification under Rule 23(a) and (b)(3) of the Federal Rules of Civil Procedure have been satisfied in that: (a) the number of Class Members is so numerous that joinder thereof is impracticable; (b) there are questions of law and fact common to the Class; (c) the claims of Lead Plaintiffs are typical of the claims of the Class they seek to represent; (d) Lead Plaintiffs and their counsel have and will fairly and adequately represent the interests of the Class; (e) the questions of law and fact common to the Class Members predominate over any questions affecting only individual Class Members; and (f) a class action is superior to other available methods for the fair and efficient adjudication of the controversy.

5. The Court hereby finds and concludes that pursuant to Rule 23 of the Federal Rules of Civil Procedure, Lead Plaintiffs are adequate class representatives and certifies them as class representatives for the Class.

6. Pursuant to and in accordance with the requirements of Rule 23, the Settlement as set forth in the Settlement Agreement is approved as fair, reasonable and adequate, and in the best interests of the Class, and the Class Members and the parties are directed to consummate the Settlement Agreement in accordance with its terms and provisions.

ORDER APPROVING SETTLEMENT AND FINAL JUDGMENT

3

7. The distribution of Notice of Proposed Class Action Settlement, Application of Attorneys’ Fees and Expenses, and Settlement Fairness Hearing (“Notice”) and the publication of Summary Notice of Proposed Settlement of Class Action and Settlement Hearing (the “Publication Notice”) constituted the best notice practicable under the circumstances to all Class Members, and fully met the requirements of Rule 23 of the Federal Rules of Civil Procedure, due process, the United States Constitution, and any other applicable law.

8. The Complaint is hereby dismissed with prejudice and without costs, except as provided in the Settlement Agreement, against the Defendants, their past or present subsidiaries, parents, affiliates, partners, successors and predecessors, officers, directors, shareholders, insurers, reinsurers, agents, employees, attorneys, advisors, and investment advisors, auditors, accountants and any person, firm, trust, corporation, officer, director or other individual or entity in which any Defendant has a controlling interest or which is related to or affiliated with any of the Defendants, and the legal representatives, heirs, successors in interest or assigns of the Defendants. The above-captioned action is hereby dismissed with prejudice.

9. The Court permanently bars and enjoins (i) all Class Members and their heirs, executors, administrators, trustees, predecessors, successors, Affiliates, representatives, and assigns – and anyone else purporting to act on behalf of, for the benefit of, or derivatively for any of them – from filing, commencing, prosecuting, intervening in, participating in (as class members or otherwise), or receiving any benefits or other relief from any other lawsuit, arbitration, or administrative, regulatory, or other proceeding (as well as a motion or complaint in intervention in the Securities Class Action if the person or entity filing such motion or complaint in intervention purports to be acting as, on behalf of, for the benefit of, or derivatively for any of the above persons or entities) or order, in any jurisdiction or forum, that is based upon, arises out of, or relates to any Released Plaintiffs’ Claim as to any Releasee, including any Claim that is based upon, arises out of, or relates to the Securities Class Action or the transactions and occurrences referred to in the Complaint, and (ii) all persons and entities from filing, commencing, or prosecuting any other lawsuit as a class action or other proceeding (including by seeking to amend a pending complaint to include class allegations or by seeking class

ORDER APPROVING SETTLEMENT AND FINAL JUDGMENT

4

certification in a pending action) on behalf of any Class Member as to the Releasees, if such other lawsuit is based upon, arises out of, or relates to any Released Plaintiffs’ Claims, including any Claim that is based upon, arises out of, or relates to the Securities Class Action or the transactions and occurrences referred to in the Complaint.

10. In accordance with 15 U.S.C. § 78u-4(f)(7)(A), any and all Claims for contribution arising out of any Released Plaintiffs’ Claim (i) by any person or entity against any of the Releasees and (ii) by any of the Releasees against any person or entity other than as set out in 15 U.S.C. § 78u-4(f)(7)(A)(ii) are hereby permanently barred, extinguished, discharged, satisfied, and unenforceable. Accordingly, without limitation to any of the above, (i) any person or entity is hereby permanently enjoined from commencing, prosecuting, or asserting against any of the Releasees any such Claim for contribution, and (ii) the Releasees are hereby permanently enjoined from commencing, prosecuting, or asserting against any person or entity any such Claim for contribution. In accordance with 15 U.S.C. § 78u-4(f)(7)(B), any final verdict or judgment that might be obtained by or on behalf of the Class or a Class Member against any person or entity for loss for which such person or entity and any Releasees are found to be jointly liable shall be reduced by the greater of (i) an amount that corresponds to the Defendants’ percentage of responsibility for the loss to the Class or Class Member or (ii) the Settlement Amount.

11. To effectuate the Settlement, the Court hereby enters the following Complete Bar:

a. Any and all persons and entities are permanently barred, enjoined, and restrained from commencing, prosecuting, or asserting any Claim against any Releasee arising under any federal, state, or foreign statutory or common-law rule, however styled, whether for indemnification or contribution or otherwise denominated, including Claims for breach of contract or for misrepresentation, where the Claim is or arises from a Released Plaintiffs’ Claim and the alleged injury to such person or entity arises from that person’s or entity’s alleged liability to the Class or any Class Member, including any Claim in which a person or entity seeks to recover from any of the Releasees (i) any amounts such person or entity has or might become liable to pay to the Class or any Class Member and/or (ii) any costs, expenses, or attorneys’ fees

ORDER APPROVING SETTLEMENT AND FINAL JUDGMENT

5

from defending any Claim by the Class or any Class Member. All such Claims are hereby extinguished, discharged, satisfied, and unenforceable, subject to a hearing to be held by the Court, if necessary. The provisions of this Complete Bar Order are intended to preclude any liability of any of the Releasees to any person or entity for indemnification, contribution, or otherwise on any Claim that is or arises from a Released Plaintiffs’ Claim and where the alleged injury to such person or entity arises from that person’s or entity’s alleged liability to the Class or any Class Member; provided however, that if the Class or any Class Member obtains any judgment against any such person or entity based upon, arising out of, or relating to any Released Plaintiffs’ Claim for which such person or entity and any of the Releasees are found to be jointly liable, that person or entity shall be entitled to a judgment credit equal to an amount that is the greater of (i) an amount that corresponds to such Releasee’s or Releasees’ percentage of responsibility for the loss to the Class or Class Member or (ii) the Settlement Amount.

b. Each and every Releasee is permanently barred, enjoined, and restrained from commencing, prosecuting, or asserting any Claim against any other person or entity (including any other Releasee) arising under any federal, state, or foreign statutory or common-law rule, however styled, whether for indemnification or contribution or otherwise denominated, including Claims for breach of contract and for misrepresentation, where the Claim is or arises from a Released Plaintiffs’ Claim and the alleged injury to such Releasee arises from that Releasee’s alleged liability to the Class or any Class Member, including any Claim in which any Releasee seeks to recover from any person or entity (including another Releasee) (i) any amounts any such Releasee has or might become liable to pay to the Class or any Class Member and/or (ii) any costs, expenses, or attorneys’ fees from defending any Claim by the Class or any Class Member. All such Claims are hereby extinguished, discharged, satisfied and unenforceable.

c. Each and every Releasee is permanently barred, enjoined, and restrained from commencing, prosecuting, or asserting any Claim against any other person or entity (including any other Releasee) arising under any federal, state, or foreign statutory or common-law rule, however styled, whether for indemnification or contribution or otherwise denominated, including Claims for breach of contract and for misrepresentation, where the Claim relates in any way to

ORDER APPROVING SETTLEMENT AND FINAL JUDGMENT

6

any or all acts, omissions, nondisclosures, facts, matters, transactions, occurrences, or oral or written statements or representations made in connection with, or directly or indirectly relating to, (i) the prosecution, defense, or settlement of the Securities Class Action, (ii) the Settlement Agreement, (iii) the Settlement terms and their implementation, (iv) the provision of notice in connection with the proposed Settlement, and/or (v) the resolution of any Claim Forms filed in connection with the Settlement.

d. Notwithstanding anything stated in this Complete Bar Order, if any person or entity (for purposes of this Complete Bar Order, a “petitioner”) commences against any of the Releasees any action either (i) asserting a Claim that is or arises from a Released Plaintiffs’ Claim and where the alleged injury to such person or entity arises from that person’s or entity’s alleged liability to the Class or any Class Member or (ii) seeking contribution or indemnity for any liability or expenses incurred in connection with any such Claim, and if such action or Claim is not barred by a court pursuant to this Complete Bar Order or is otherwise not barred by the Complete Bar Order, neither the Complete Bar Order nor the Settlement Agreement shall bar Claims by that Releasee against (a) such petitioner, (b) any person or entity who is or was controlled by, controlling, or under common control with the petitioner, whose assets or estate are or were controlled, represented, or administered by the petitioner, or as to whose Claims the petitioner has succeeded, and (c) any person or entity that participated with any of the preceding persons or entities described in items (a) and (b) of this subparagraph in connection with the assertion of the Claim brought against the Releasee(s); provided, however, that nothing in this Complete Bar Order or the Settlement Agreement shall prevent the Settling Parties from taking such steps as are necessary to enforce the terms of the Settlement Agreement.

e. If any term of the Complete Bar Order entered by the Court is held to be unenforceable after the date of entry, such provision shall be substituted with such other provision as may be necessary to afford all of the Releasees the fullest protection permitted by law from any Claim that is based upon, arises out of, or relates to any Released Plaintiffs’ Claim.

f. Notwithstanding the Complete Bar Order or anything else in the Settlement Agreement, nothing shall release, interfere with, limit, or bar the assertion by any Releasee of

ORDER APPROVING SETTLEMENT AND FINAL JUDGMENT

7

any Claim for insurance coverage under any insurance, reinsurance or indemnity policy that provides coverage respecting the conduct at issue in the Securities Class Action, except as limited by the Insurance Agreement.

12. Lead Plaintiffs and all other Class Members and all Releasors shall be deemed to have hereby fully, finally, and forever released, relinquished, settled, and discharged all claims as specified in paragraph 31 of the Settlement Agreement.

13. Each and every Releasee shall be deemed to have hereby fully, finally, and forever released, relinquished, settled, and discharged all claims as specified in paragraph 30 of the Settlement Agreement.

14. Lead Counsel, on behalf of themselves, their heirs, executors, administrators, predecessors, successors, affiliates, assigns, and any person or entity claiming by or through any of them, shall be deemed to have hereby fully, finally, and forever released, relinquished, settled, and discharged all claims as specified in paragraph 32 of the Settlement Agreement.

15. Neither the Settlement Agreement, nor any of its terms and provisions, nor any of the negotiations or proceedings connected with it, nor any of the documents or statements referred to therein shall be:

a. offered or received against the Defendants as evidence of or construed as or deemed to be evidence of any presumption, concession, or admission by any of the Defendants of the truth of any fact alleged by the Lead Plaintiffs or the validity of any claim that has been or could have been or could be asserted in the Securities Class Action or in any litigation, or the deficiency of any defense that has been or could have been asserted in the Securities Class Action or in any litigation, or of any liability, negligence, fault, or wrongdoing of the Defendants;

b. offered or received against the Defendants as evidence of a presumption, concession or admission of any fault, misrepresentation or omission with respect to any statement or written document approved or made by any Defendant, or against the Lead Plaintiffs or the other members of the Class as evidence of any infirmity in the claims of Lead Plaintiffs and the other members of the Class;

ORDER APPROVING SETTLEMENT AND FINAL JUDGMENT

8

c. offered or received against the Defendants as evidence of a presumption, concession or admission of any liability, negligence, fault or wrongdoing, or in any way referred to for any other reason as against any of the parties to the Settlement Agreement, in any other civil, criminal or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of the Settlement Agreement;

d. construed against the Defendants or the Lead Plaintiffs and the other members of the Class as an admission or concession that the consideration to be given hereunder represents the amount which could be or would have been recovered after trial; and/or

e. construed as or received in evidence as an admission, concession or presumption against Lead Plaintiffs or the other members of the Class or any of them that any of their claims are without merit or that damages recoverable under the Complaint would not have exceeded the Qualified Settlement Fund.

16. The Plan of Allocation is approved as fair and reasonable, and in the best interests of the Class, and Plaintiffs’ Lead Counsel and the Claims Administrator are directed to administer the Settlement Agreement in accordance with its terms and provisions.

17. Counsel for Lead Plaintiffs are hereby awarded $            as and for their attorneys’ fees, which sum the Court finds to be fair and reasonable.

18. The award of attorneys’ fees shall be allocated among Plaintiffs’ Counsel in a fashion which, in the opinion of Plaintiffs’ Lead Counsel, fairly compensates Plaintiffs’ Counsel for their respective contributions in the prosecution of the Securities Class Action.

19. Counsel for Lead Plaintiffs are hereby awarded $            in reimbursement of expenses, which sum the Court finds to be fair and reasonable. The awarded fees and expenses shall be paid to Plaintiffs’ Lead Counsel from the Qualified Settlement Fund with interest from the date such Qualified Settlement Fund was funded to the date of payment at the same rate that the Settlement Payment earns.

20. The awarded attorneys’ fees and expenses, and interest earned thereon, shall be paid to Lead Counsel from the Settlement Fund immediately after the date this Order is executed

ORDER APPROVING SETTLEMENT AND FINAL JUDGMENT

9

subject to the terms, conditions, and obligations of the Settlement Agreement, which terms, conditions, and obligations are incorporated herein.

21. The Court finds that during the course of this Securities Class Action, the parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11.

22. Exclusive jurisdiction is hereby retained over the parties and the Class Members for all matters relating to this litigation, including the administration, interpretation, effectuation or enforcement of the Settlement Agreement and this Order Approving Settlement and Final Judgment, and including any application for fees and expenses incurred in connection with administering and distributing the settlement proceeds to the members of the Class.

23. An appeal of the portion of this Order which awards attorneys’ fees or expenses, shall have no effect whatsoever on the finality of any other portion of this Order Approving Settlement and Final Judgment or the Effective Date of the Settlement as provided in the Settlement Agreement. Class Members appealing this Order and Final Judgment or any portion thereof, must first timely intervene pursuant to the Federal Rules of Civil Procedure.

24. Without further order of the court, the parties may agree to reasonable extensions of time to carry out any of the provisions of the Settlement Agreement.

ENTERED at Los Angeles, California, this             day of                     , 2015.

Margaret M. Morrow
United States District Judge

ORDER APPROVING SETTLEMENT AND FINAL JUDGMENT

10

Schedule 1

List of Persons and Entities Excluded from the Class in

Oklahoma Firefighters Pension & Retirement System v. Ixia, et al.,

Case No. CV13-08440 (C.D. Cal.)

The following persons and entities, and only the following persons and entities, properly excluded themselves from the Class by the                     , deadline pursuant to the Court’s Order dated                     ,:

IN RESPONSE TO THE NOTICE OF PENDENCY OF CLASS ACTION

ORDER APPROVING SETTLEMENT AND FINAL JUDGMENT

11

Exhibit C

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

OKLAHOMA FIREFIGHTERS PENSION &

RETIREMENT SYSTEM and OKLAHOMA

LAW ENFORCEMENT RETIREMENT

SYSTEM, Individually and on Behalf of All

Others Similarly Situated,

                                     Plaintiffs,

                         v.

IXIA, VICTOR ALSTON, ATUL

BHATNAGAR, THOMAS B. MILLER, and

ERROL GINSBERG,

Defendants.

) ) ) ) ) ) ) ) ) ) ) ) ) )	Case No. CV13-08440-MMM (SH) Assigned to Judge Margaret M. Morrow

NOTICE OF PROPOSED SECURITIES CLASS ACTION

SETTLEMENT, APPLICATION OF ATTORNEYS’ FEES

AND EXPENSES, AND SETTLEMENT FAIRNESS HEARING

This Notice provides you with important information in connection with the settlement of a lawsuit concerning Ixia (“Ixia” or the “Company”).1 Your rights may be affected by this Notice. If you wish to recover money in the settlement of the Securities Class Action you must act by                     , 2015. You should read this Notice carefully.

To:	ALL INDIVIDUALS OR ENTITIES WHO PURCHASED OR OTHERWISE ACQUIRED THE COMMON STOCK OF IXIA BETWEEN FEBRUARY 4, 2011 AND APRIL 3, 2013 INCLUSIVE (THE “CLASS PERIOD”).

This is a court authorized Notice. This is not a solicitation from a lawyer.

Your legal rights are affected whether you act, or don’t act.

Read this Notice carefully.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF

SECURITIES CLASS ACTION

Please be advised that Lead Plaintiffs Lead Plaintiffs Oklahoma Firefighters Pension & Retirement System and Oklahoma Law Enforcement Retirement System (“Lead Plaintiffs”) have reached a proposed settlement (the “Settlement”) that would resolve all claims that were or could

[1]	For purposes of this Notice, all capitalized but undefined terms shall have the same meaning as set forth in the Settlement Agreement.

1

have been asserted in the above-referenced securities class action (the “Securities Class Action”) filed on behalf of persons who purchased or otherwise acquired Ixia common stock during the Class Period, as defined above, and who were damaged thereby. This Notice explains important rights you may have including your possible receipt of cash from the Settlement Fund described in this Notice. Your legal rights are affected whether you do or do not act. Also enclosed is a Claim Form that you must complete and submit postmarked on or before                     , 201     in order to participate in the Settlement.

SUMMARY OF SETTLEMENT

•

The Settlement resolves class litigation over whether Ixia made certain misrepresentations in its public statements, thereby inflating the value of the stock. See “Reasons for the Settlement” and Question 2 below for more detail.

•

The Settlement will provide a Settlement Fund of $3,500,000 for the benefit of investors who purchased or otherwise acquired Ixia common stock during the Class Period. Your recovery will depend on the number of shares of Ixia common stock you, and other Class Members who file claims, purchased and sold and the prices at which you, and the other Class Members who file claims, purchased and sold those shares. The estimated average recovery per share of common stock will be approximately 17.3 cents before deduction of Court-approved fees and expenses and costs of notice and claims administration. See “Statement of Recovery” and Question _ below for more detail.

•

Lead Plaintiffs’ counsel in the Securities Class Action (“Lead Counsel”) has not received any payment for their work or expenses incurred in investigating the facts, conducting the Securities Class Action and negotiating the Settlement on behalf of the Lead Plaintiffs and the Class. Lead Counsel will ask the Court for attorneys’ fees not to exceed 25% of the Settlement Fund and expenses not to exceed $260,000, each of which shall be paid from the Settlement Fund. If the above amounts are requested and approved by the Court, the average cost per share of common stock will be approximately 5.6 cents per share, making the estimated recovery per share after fees and expenses approximately 11.7 cents.

Statement of Recovery

•

Lead Counsel estimates that approximately 20,280,000 shares of Ixia common stock were purchased or otherwise acquired during the Class Period, and damaged as a result of the purported acts or omissions alleged in the Securities Class Action. Lead Counsel estimates that the average recovery per damaged share of Ixia common stock under the Settlement will be 17.3 cents per damaged share, before the deduction of attorneys’ fees, taxes, and costs and expenses, as approved by the Court. The actual recovery per damaged share will depend on the following: (1) the number of shares for which recovery is sought through the Claim Form filed; (2) when Class Members purchased or acquired their shares during the Class Period; (3) whether Class Members either sold their shares during the Class Period, or held their shares past the end of the Class Period; (4) taxes and administrative costs, including the costs of this Notice; and (5) the amount awarded by the Court for attorneys’ fees, costs and expenses. Distributions to Class Members will be made based on the Plan of Allocation which is available from the Settlement Administrator.

2

Reasons for Settlement

•

The case has been litigated since November 2013. Lead Plaintiffs and Lead Counsel believe that the Settlement provides the Class with a benefit now, instead of years of further uncertain litigation, including disposition of summary judgment motions, a contested trial and likely appeals, with the possibility of no recovery at all.

•

The Settlement must be compared to the risk of no recovery after contested dispositive motions, trial and likely appeals. A trial is a risky proposition. The claims in the Securities Class Action involve numerous complex legal and factual issues, many of which would require expert testimony. The Settling Parties disagree on both liability and damages and do not agree on the average amount of damages per share, if any, that would be recoverable if Lead Plaintiffs were to have prevailed on each claim alleged. Among the many key issues about which Lead Plaintiffs and the Defendants do not agree are: (1) whether the Defendants violated the securities laws or otherwise engaged in any wrongdoing; (2) whether the misrepresentations and omissions alleged by the Lead Plaintiffs were material, false, misleading or otherwise actionable under the securities laws; (3) whether the Defendants had any intent to mislead; and (4) the method for determining whether, and the extent to which, purchasers of Ixia stock suffered injury and damages that could be recovered at trial.

•

Lead Plaintiffs allege that during the Class Period, Ixia sought to portray itself as a “growth” company. To accomplish that goal, Defendants are alleged to have improperly classified revenue in Ixia’s publicly filed financial statements, in violation of applicable accounting rules.

•

Defendants have denied and continue to deny each and all of the allegations made and claims brought by Lead Plaintiffs, maintain that they have meritorious defenses and contend that many of the factual allegations are materially inaccurate. Defendants also have denied and continue to deny, among other things, the allegations that Lead Plaintiffs or the Settlement Class have suffered damages or that the Settlement Class was harmed by the conduct alleged in the Complaint or otherwise.

•

Nonetheless, Defendants have concluded that further conduct of the Securities Class Action would be protracted and expensive, and that it is desirable that the Securities Class Action be fully and finally settled in the manner and upon the terms and conditions set forth in the Settlement Agreement. Defendants also have taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like this Action. The Settlement shall in no event be construed as, or deemed to be evidence of, an admission or concession by any of Defendants with respect to any claim of any fault or liability or wrongdoing or damage to the Class Members in the Securities Class Action.

Dismissal and Releases

•	If the proposed Securities Settlement is approved, the District Court for the

3

Central District of California (the “Court”) will enter an Order Approving Settlement and Final Judgment (the “Judgment”). The Judgment will dismiss the Released Plaintiffs’ Claims with prejudice as to the Releasees, which include the Defendants and their related parties (including, but not limited to, their parents, subsidiaries and affiliates, and all of their employees, directors and officers). The Judgment will provide that all Class Members shall be deemed to have released and forever discharged all Released Plaintiffs’ Claims (to the extent Members of the Class have such claims) against all Releasees. The terms of the releases, including the meaning of the term “Released Plaintiffs’ Claims,” are set forth in the Claim Form that is enclosed.

Statement of Attorneys’ Fees and Expenses

•

Lead Plaintiffs’ Counsel have not received any payment for their work investigating the facts, conducting this litigation and negotiating the settlement on behalf of the Lead Plaintiffs and the Settlement Class. Court-appointed Lead Counsel will ask the Court for attorneys’ fees not to exceed 25% of the Settlement Fund and expenses not to exceed $260,000, both of which shall be paid from the Settlement Fund. If the above amounts are requested and approved by the Court, the average cost per share of common stock will be approximately 5.6 cents per share, making the estimated recovery per share after fees and expenses approximately 11.7 cents.

Deadlines and Additional Information

Submit Claim:	,
File Objection:	,
Request Exclusion	,
Court Hearing on Fairness of Settlement:	,

For more information please contact the Settlement Administrator or Plaintiffs’ Lead Counsel:

Settlement Administrator:

Ixia Securities Litigation Settlement

c/o Angeion Group

1801 Market Street

Suite 660

Philadelphia, PA 19103

Telephone:

Plaintiffs’ Lead Counsel:

James J. Sabella, Esq.

Grant & Eisenhofer P.A.

485 Lexington Avenue

29th Floor

New York, New York 10017

Telephone: 646-722-8500

4

YOUR LEGAL RIGHTS AND OPTIONS IN THE SETTLEMENT:

SUBMIT A CLAIM	The only way to receive a payment in the Settlement.

OBJECT	File with the Clerk of Court your written concerns or objections to either of the Settlement, the Plan of Allocation and the certification of the Class in the Settlement, or the requested attorneys’ fees and reimbursement of expenses in the Settlement.

EXCLUDE YOURSELF	Receive no payment. This is the only option that allows you to participate in another lawsuit against the Defendants relating to the class claims being released in the Settlement.

GO TO A HEARING	You may ask to speak in court about the fairness of the Settlement, the Plan of Allocation and the certification of the Class in the Settlement, or the requested attorneys’ fees and reimbursement of expenses in the Settlement.

DO NOTHING	Receive no payment and give up your right to file your own lawsuit or participate in any other lawsuit against Ixia or the Releasees concerning the legal claims being released in the Settlement.

•

With the Settlement, you may submit a claim or object, or do both, or do nothing. However, if you timely exclude yourself, you may not object in writing, you may not appear at the Court Hearing on Fairness of Settlement (the “Fairness Hearing”) to state any objections, and you may not submit a claim.

•

With the Settlement, if you object and do not request exclusion, you will remain a member of the Settlement Class, and if the Court approves the Settlement, you will be bound by the terms of the Settlement in the same way as Class Members who do not object.

•

With the Settlement, unless you timely request exclusion from the Class, or unless the Court rejects the proposed Settlement, you are bound by the Settlement Agreement and its Releases, whether or not you submit a claim or object.

•	These rights and options – and the deadlines to exercise them – are explained in this Notice.

5

•

The Court presiding over this case must decide whether to approve the Settlement. Payments will be made only if the Court approves the Settlement and, if there are any appeals, after appeals are resolved. Please be patient.

•	The Court has authorized this Notice, but no money will be paid to anyone until the Court holds the Fairness Hearing on , 201 . The Court has not decided the merits of this case.

WHAT THIS NOTICE CONTAINS

BASIC INFORMATION

1.	Why did I receive this notice package?

2.	Why is the Securities Class Action a class action and what is the Securities Class Action about?

3.	Why is there a settlement?

NOTICE PROVISIONS

WHO IS IN THE SETTLEMENT

5.	How do I know if I am part of the Settlement?

6.	I’m still not sure if I am included.

THE SETTLEMENT BENEFITS – WHAT YOU GET

7.	What does the Settlement provide?

8.	How much will my payment be in the Settlement?

HOW YOU GET A PAYMENT – SUBMITTING A CLAIM FORM

9.	How can I receive a payment in the Settlement?

10.	When will I receive my payment in the Settlement?

11.	What am I giving up to receive a payment in the Settlement?

EXCLUDING YOURSELF FROM THE SETTLEMENT

13.	How do I exclude myself from the Settlement?

14.	If I do not exclude myself from the Settlement, can I sue the Defendants for the same thing later?

15.	If I exclude myself from the Settlement, can I receive money from the Settlement?

THE LAWYERS REPRESENTING YOU

17.	Do I have a lawyer in the Securities Class Action?

IF YOU DO NOTHING

18.	What happens if I do nothing at all?

6

FURTHER NOTICE PROVISIONS

19.	How will the lawyers be paid?

OBJECTING TO THE SETTLEMENT

20.	How do I notify the Court that I do not like the Settlement, the Plan of Allocation, or the requests for attorneys’ fees and reimbursement of expenses?

THE COURT’S FINAL HEARING

21.	When and where will the Court decide whether to approve the settlement and the requested attorneys’ fees and expenses?

22.	Do I have to come to the hearing?

23.	May I speak at the hearing?

GETTING MORE INFORMATION

24.	Are there more details about the Settlement?

SPECIAL NOTICE TO BROKERS AND OTHER NOMINEES

BASIC INFORMATION

1.	WHY DID I RECEIVE THIS NOTICE PACKAGE?

You or someone in your family may have purchased or acquired Ixia common stock (stock symbol: XXIA) between February 4, 2011 and April 3, 2013, inclusive.

This Notice was sent because you have a right to know about a proposed Settlement of a Securities Class Action, and about all of your options, before the court decides whether to approve the Settlement.

This package explains the lawsuit, the Settlement, your legal rights, what benefits are available, who is eligible for them, and how to get them.

The Court in charge of the Securities Class Action is the United States District Court for the Central District of California, and the case is styled Oklahoma Firefighters Pension & Retirement System v. Ixia, et al., Case No. CV13-08440-MM (SH) (C.D. Cal.). Oklahoma Firefighters Pension & Retirement System and Oklahoma Law Enforcement Retirement System are collectively called the Lead Plaintiffs.

2.	WHY IS THE SECURITIES ACTION A CLASS ACTION AND WHAT IS THE SECURITIES ACTION ABOUT?

Class actions are generally used in lawsuits that affect a large number of individuals; in effect, the class action operates to consolidate into a single action all of the claims of individuals allegedly harmed by the same conduct or course of conduct, thus alleviating the need for members of the class to file their own individual lawsuits to recover for the harm alleged. Once the class is certified, the court is empowered to resolve all issues on behalf of members of the class, except for those members of the class, if any, who specifically choose to exclude themselves from the class.

7

As part of the settlement approval process, Lead Plaintiffs will ask the court to certify a Class for settlement purposes only. The proposed class will consist of all persons or entities other than Defendants who purchased or otherwise acquired Ixia securities between February 4, 2011 and April 3, 2013, inclusive (the “Class Period”).

All Class Period purchasers of Ixia common stock are members of the Class, except those persons who timely file a request for exclusion by [21 days prior to the Fairness Hearing]                     , 201    . All persons who do not timely exclude themselves from the Class will be bound by the proposed Settlement and its accompanying Release.

The Securities Class Action asserts fraud-based claims under the Securities Exchange Act of 1934 (“Exchange Act”) against the Defendants. Lead Plaintiffs are public pension retirement funds. Defendant Ixia is a California corporation that delivers information technology solutions to a wide variety of organizations. During the Class Period, Ixia common stock traded on the New York Stock Exchange (NYSE) under the ticker symbol “XXIA.” Defendants Victor Alston, Atul Bhatnagar, Thomas B. Miller and Errol Ginsberg have served as senior executive officers of Ixia during part or all of the Class Period. Lead Plaintiffs allege that, during the Class Period, Defendants made materially false and misleading statements relating to Ixia’s business and financial condition, and violated generally accepted accounting principles (“GAAP”) in reporting and accounting for Ixia’s revenues and net income, which artificially inflated the price of lxia’s common stock during the Class Period. The case involves misstatements derived from allegedly improper classification of revenue. Lead Plaintiffs’ allege that during the Class Period, Ixia sought falsely to portray itself as a “growth” company. To accomplish this goal, rather than book all the revenue in the appropriate quarters, in violation of GAAP Ixia held back the recording of revenue by increasing the amount it booked as deferred revenue, to give the false appearance that the Company had attractive growth prospects. In April 2013, Ixia restated its financial statements to reduce its inflated deferred revenue. Defendants deny that they made any misleading statements, deny that they had any intent to mislead and further deny that Ixia’s stock price was artificially inflated as a result of any statements.

Defendants moved to dismiss the claims asserted against them in Lead Plaintiffs’ Amended Class Action Complaint. By Decision and Order filed October 6, 2014, which was published as Oklahoma Firefighters Pension & Retirement Sys. v. Ixia, 50 F. Supp. 3d 1328 (C.D. Cal. 2014), the Court dismissed the Amended Class Action Complaint, with leave to replead. On November 5, 2014, Lead Plaintiffs filed the Second Amended Class Action Complaint. Defendants again moved to dismiss, and by Order filed April 14, 2015, the Court dismissed the Second Amended Class Action Complaint, again with leave to replead. On April 24, 2015, which was prior to the date on which Lead Plaintiffs were to file the Third Amended Class Action Complaint, the Court entered an Order staying the case pending the outcome of mediation. Thereafter, a mediation session was conducted by a retired federal judge, which ultimately led to the Settlement.

8

3.	WHY IS THERE A SETTLEMENT?

The Settlement resulted from lengthy litigation and extensive arm’s-length negotiations among Lead Counsel and counsel for Defendants with respect to a compromise and settlement of the Securities Class Action, with a view towards settling the issues in dispute and achieving the best recovery possible consistent with the interests of the Class.

Before agreeing to the Settlement, Lead Counsel conducted an extensive investigation into the events and transactions underlying the claims alleged in Lead Plaintiff’s complaint. Lead Counsel also retained accounting experts to consult regarding applicable accounting principles and the quality of Ixia’s disclosures in its periodic financial statements publicly filed during the Class Period, and economists to analyze the impact on Ixia’s share price. Lead Counsel analyzed potential claims and researched the applicable law with respect to the claims asserted and the Defendants’ potential defenses thereto.

By agreeing to the Settlement, Lead Plaintiffs and Defendants avoid the costs and risks of further motion practice concerning Lead Plaintiffs’ proposed Third Amended Complaint, the outcome of an appeal, and a possible trial. Lead Plaintiffs believe that the claims asserted against Defendants have merit and Defendants believe the claims have no merit. However, all parties recognize the uncertain outcome and trial and appellate risks in complex lawsuits like these, and the expense and length of continued proceedings necessary to complete the litigation through trial and appeals. Lead Plaintiffs have also taken into account the issues that would have to be decided by a jury, including whether the Defendants violated the securities laws or otherwise engaged in any wrongdoing, whether the misrepresentations and omissions alleged by Lead Plaintiffs were material, false, misleading or otherwise actionable under the securities laws, whether the Defendants had any intent to mislead, and the method for determining whether, and the extent to which, purchasers of Ixia common stock suffered injury and damages that could be recovered at trial.

Lead Plaintiffs believe that the Settlement provides substantial benefits as compared to the risk that all or some of the claims in the Securities Class Action could be dismissed in response to Defendants’ anticipated motion to dismiss and for summary judgment, or the risk that a similar, smaller or no recovery would be achieved after a trial and appeals, possibly years in the future, in which the Defendants would have the opportunity to assert substantial defenses to the claims asserted against them.

Considering these factors, and balancing them against the immediate, certain and substantial benefits that the Class will receive as a result of the Settlement, Lead Plaintiffs determined that the Settlement described herein is fair, reasonable and adequate, and that it is in the best interests of the Class to settle the claims against Defendants on the terms set forth in the Settlement Agreement and this Notice.

The Settlement is not evidence of, nor shall it be construed as or deemed to be evidence of any presumption, admission, or concession on the part of Defendants of any fault or liability whatsoever on the part of any Defendant, the truth of any fact alleged by Lead Plaintiffs, or the validity of any claim that had been or could have been asserted against the Defendants in the Securities Class Action or in any litigation, or any infirmity in any defenses they have asserted or

9

intended to assert in the Securities Class Action. However, the Defendants consider it desirable, and in their best interests, that the claims against them be dismissed on the terms set forth in the Settlement Agreement to avoid further expense and protracted litigation, taking into account the uncertainty and risks inherent in any litigation.

WHO IS IN THE SETTLEMENT

To see if you will receive money from the Settlement, you first have to determine if you are a Class Member.

4.	HOW DO I KNOW IF I AM PART OF THE SETTLEMENT?

The Class includes all persons or entities who purchased or otherwise acquired Ixia securities between February 4, 2011 and April 3, 2013 inclusive (the “Class Period”).

Excluded from the Class are (a) Defendants; (b) members of the immediate families of the Individual Defendants; (c) any subsidiaries of Defendants; (d) any affiliate, as that term is defined by the federal securities laws, of Ixia or any other Defendant, including the 401(k) plans of Ixia; (e) any person or entity who is a partner, executive officer, director or controlling person of Ixia (including any of their subsidiaries or affiliates) or any other Defendant; (f) any entity in which any Defendant has a controlling interest; (g) Defendants’ directors’ and officers’ liability insurance carriers, and any affiliates or subsidiaries thereof; and (h) the legal representative, heirs, successors and assigns of any such excluded party.

Also excluded from the Class are persons who exclude themselves by filing a request for exclusion in accordance with the requirements set forth in this Notice as described in Question 13 below.

If one of your mutual funds purchased or owns shares of Ixia common stock, that alone does not make you a Class Member. You are a Class Member only if you directly purchased or otherwise acquired shares of Ixia common stock during the Class Period. Contact your broker to see whether you purchased or otherwise acquired Ixia stock during that period.

5.	I’M STILL NOT SURE IF I AM INCLUDED.

If you are still not sure whether you are included, you can ask for free help. You can call James J. Sabella of Grant & Eisenhofer P.A., at 646-722-8500 for more information. Or you can fill out and return the Claim Form described in Question 8, to see if you qualify.

THE SETTLEMENT BENEFITS – WHAT YOU GET

6.	WHAT DOES THE SETTLEMENT PROVIDE?

The Settlement will result in a fund of $3,500,000 for the benefit of the Class. The balance of this fund after payment of court-approved attorneys’ fees and expenses, and the costs of claims administration, including the costs of printing and mailing this Notice and the cost of publishing the newspaper notice (the “Net Settlement Fund”) will be divided among all eligible Class Members who send in valid claim forms.

10

7.	HOW MUCH WILL MY PAYMENT BE IN THE SETTLEMENT?

Your share of the Net Settlement Fund will depend on the number of valid claim forms that Class Members send in, the number of Ixia common shares you purchased or acquired during the relevant period, and the timing of your purchases and sales. You will not receive a payment, however, if your proportionate share of the Net Settlement Fund is less than $10.00.

By following the Plan of Allocation you can calculate your “Recognized Claim.” The Settlement Administrator will distribute the Net Settlement Fund; that is, the Settlement Fund, less taxes owed, all administrative costs, including the costs of notice, and attorneys’ fees and expenses, as awarded by the Court, according to the Plan of Allocation after the deadline for submission of Claim Forms has passed.

The Settlement Administrator shall determine each Authorized Claimant’s pro rata share of the Net Settlement Fund based upon each Authorized Claimant’s “Recognized Claim.” The Recognized Claim formula is not intended to be an estimate of the amount of what a Class Member might have been able to recover after a trial; nor, is it an estimate of the amount that will be paid to Authorized Claimants pursuant to the Settlement. The Recognized Claim formula is the basis upon which the Net Settlement Fund will be proportionately allocated to the Authorized Claimants.

Class Members who do not submit a timely request for exclusion and do not submit an acceptable Claim Form by the deadline for submitting claims, will not share in the recovery, but nevertheless will be bound by the Settlement and the Order Approving Settlement and Final Judgment of the Court dismissing this Securities Class Action.

Distributions will be made to Authorized Claimants after all claims have been processed and after the Court has finally approved the Settlement.

HOW YOU OBTAIN A PAYMENT — SUBMITTING A CLAIM FORM

8.	HOW CAN I RECEIVE A PAYMENT IN THE SETTLEMENT?

To qualify for payment, you must be an eligible Class Member, send in a valid Claim Form, and properly document your claim as requested in the Claim Form. A Claim Form is enclosed with this Notice. You may also get a Claim Form on the internet at www.IxiaSecuritiesSettlement.com. Read the instructions carefully, fill out the Claim Form, include the documents the form asks for, sign it, and mail it in the enclosed envelope postmarked no later than                     , 201    .

9.	WHEN WILL I RECEIVE MY PAYMENT IN THE SECURITIES SETTLEMENT?

The Court will hold a hearing on                     , 2016, to decide whether to approve the Settlement. If the Court approves the Settlement, there may be appeals. It is always

11

uncertain when these appeals will be resolved, and resolving them can take time, perhaps more than a year. Even if no appeals are filed, it will take several months for the Settlement Administrator to process all of the Claim Forms and determine the ultimate distribution amounts.

10.	WHAT AM I GIVING UP TO RECEIVE A PAYMENT IN THE SETTLEMENT?

As a Class Member, you will be giving up certain rights that you currently have if the Court approves the Settlement. Unless you timely exclude yourself from the Class by the [21 days prior to the Fairness Hearing]                     , 201     deadline, you are a Member of the Class and will be bound by the Releases of claims against the Defendants. That means that you cannot sue, continue to sue, or be part of any other lawsuit against the Defendants about the Plaintiffs’ Released Claims in this case. It also means that all of the Court’s orders will apply to you and legally bind you and you will release your claims in this case against the Defendants. The terms of the Plaintiffs’ Released Claims are included in the Claim Form that is enclosed. Note: If you object, but the Court approves the Settlement, you will be bound by the terms of the Settlement in the same way as Members of the Class who do not object.

EXCLUDING YOURSELF FROM THE SETTLEMENT

If you do not want a payment from the Securities Class Action Settlement, but you want to keep the right to sue or continue to sue the Defendants on your own for Plaintiffs’ Released Claims in the Securities Class Action then you must take steps to remove yourself from the Class. This is called excluding yourself, or is sometimes referred to as opting out of the Class.

11.	HOW DO I EXCLUDE MYSELF FROM THE SETTLEMENT?

To exclude yourself from the Class, you must send a letter by mail stating that you want to be excluded from Oklahoma Firefighters Pension & Retirement System v. Ixia, et al., Case No. CV13-08440-MM (SH) (C.D. Cal.). You must include your name, address, telephone number, your signature, and the number of shares and price paid for each share purchased of Ixia common stock you purchased or acquired between February 4, 2011 and April 3, 2013, inclusive, the number of shares sold during this time period, if any, and the dates of such purchases and/or sales. You must mail your exclusion request postmarked no later than                     , 201     to:

Ixia Securities Litigation Settlement

c/o Angeion Group

1801 Market Street

Suite 660

Philadelphia, PA 19103

You cannot exclude yourself on the phone or by e-mail. If you ask to be excluded, you are not eligible to receive any settlement payment, and you cannot object to the Settlement. You will not be legally bound by anything that happens in the Securities Class Action.

12.	IF I DO NOT EXCLUDE MYSELF FROM THE SETTLEMENT, CAN I SUE THE DEFENDANTS FOR THE SAME THING LATER?

12

No. Unless you exclude yourself from the Class, you give up any right to sue the Defendants or their Released Persons for the Plaintiffs’ Released Claims in the Settlement. If you have a pending lawsuit against any of the Defendants, speak to your lawyer in that case immediately. Remember, the exclusion deadline is [21 days prior to the Fairness Hearing]                     , 201    .

13.	IF I EXCLUDE MYSELF FROM THE SETTLEMENT, CAN I RECEIVE MONEY FROM THE SETTLEMENT?

No. If you exclude yourself, do not send in a Claim Form.

THE LAWYERS REPRESENTING YOU

14.	DO I HAVE A LAWYER IN THE SECURITIES CLASS ACTION?

The court appointed the law firm of Grant & Eisenhofer P.A. to represent you and other Class Members. These lawyers are called Lead Counsel. You will not be personally liable for the fees and expenses incurred by these lawyers. If you want to be represented by your own lawyer, you may hire one at your own expense.

IF YOU DO NOTHING

15.	WHAT HAPPENS IF I DO NOTHING AT ALL?

If you fail to file a timely Claim Form, you will receive no money from the Settlement. Unless you exclude yourself from the Settlement, you will not be able to start a lawsuit, continue with a lawsuit, or be part of any other lawsuit against the Defendants or the Released Parties for the claims released by the Settlement ever again.

FURTHER NOTICE PROVISIONS

16.	HOW WILL THE LAWYERS BE PAID?

Lead Counsel will ask the Court for attorneys’ fees not to exceed 25% of the Settlement Fund and for expenses not to exceed $260,000, which were advanced in connection with the Litigation. Such sums as may be approved by the Court will be paid from the Settlement Fund. Class Members are not personally liable for any such fees or expenses.

The attorneys’ fees and expenses requested will be the only payment to Lead Counsel for their efforts in achieving this Settlement and for their risk in undertaking this representation on a wholly contingent basis. Since the case began in 2013, Lead Counsel has conducted all of the investigation, briefing and motions practice necessary to prepare the case for trial, and consultation with accounting and damages experts. To date, Lead Counsel has not been paid for their services in conducting the Securities Class Action on behalf of Lead Plaintiffs and the Class, nor reimbursed their expenses. Lead Counsel has expended to date more than 1,900 hours

13

of attorney time in prosecuting the Class’ claims and will ask the Court for actual expenses not to exceed $260,000 in prosecuting the Litigation. The fee requested will compensate Lead Counsel for their work in achieving the Settlement.

Lead Counsel shall file a formal motion with the Court for approval of the Settlement, the Plan of Allocation, and the request for attorneys’ fees and reimbursement of expenses not later than 30 days prior to the Fairness Hearing.

OBJECTING TO THE SETTLEMENT

You can tell the Court that you do not agree with the Settlement or some part of them.

17.	HOW DO I NOTIFY THE COURT THAT I DO NOT LIKE THE SETTLEMENT, THE PLAN OF ALLOCATION, OR THE REQUESTS FOR ATTORNEYS’ FEES AND REIMBURSEMENT OF EXPENSES?

If you are a Class Member you can object to the Settlement of the Securities Class Action if you do not like any part of it.

To object, you must send a letter saying that you are a Class Member and that you object to the Settlement, and stating the reasons why you object. You should include the name of the case: Oklahoma Firefighters Pension & Retirement System v. Ixia, et al., Case No. CV13-08440-MM (SH) (C.D. Cal.).

In your objection, you must include your name, address, telephone number, and your signature. You must also include information concerning your purchase(s) and sale(s) of Ixia common stock, including the number of shares and the dates and prices of each purchase and sale. In order for your objection to be considered, you must mail the objection postmarked no later than [21 days prior to the Settlement Hearing],                     , 201    , to the Court, the Lead Counsel Designee and the Defendants’ Counsel Designee (the appropriate addresses are listed below).

Court:

Clerk of the Court

Edward R. Roybal Federal Building and

United States Courthouse

255 East Temple Street

Room 780

Los Angeles, CA 90012-3332

14

Lead Counsel Designee:

James J. Sabella, Esq.

Grant & Eisenhofer P.A.

485 Lexington Avenue

29th Floor

New York, New York 10017

Defendants’ Counsel Designee:

Eric Rieder, Esq.

Bryan Cave LLP

1290 Avenue of the Americas

New York, NY 10104

Attorneys for Defendant Ixia

Sheldon Eisenberg, Esq.

Drinker Biddle & Reath LLP

1800 Century Park East, Suite 1500

Los Angeles, CA 90067

Attorneys for Defendants Atul Bhatnagar,

Thomas B. Miller and Errol Ginsberg

Leslie Caldwell, Esq.

Caldwell Leslie & Proctor, PC

725 South Figueroa Street, 31st floor

Los Angeles, CA 90017

Attorneys for Defendant Victor Alston

Please note that the motion in support of the final approval of the Settlement and the request for attorneys’ fees will be filed no later than [30 days prior to the Settlement Hearing],                     , 201    , and they will be available from Lead Counsel and the Court and the Settlement Administrator.

THE COURT’S SETTLEMENT HEARING

The Court will hold a hearing to decide whether to approve the Settlement. You may attend and you may ask to speak, but you do not have to.

18.	WHEN AND WHERE WILL THE COURTS DECIDE WHETHER TO APPROVE THE SETTLEMENT AND THE REQUESTED ATTORNEYS’ FEES AND EXPENSES?

The courts will hold a Fairness Hearing. The Fairness Hearing will be on                     , 201    , at     :        .m., at the United States District Court for the Central District of California, Edward R. Roybal Federal Building and United States Courthouse, 255 East Temple Street, Courtroom 780, Los Angeles, CA 90012-3332, with the Honorable Margaret

15

M. Morrow presiding. At this hearing the Court will consider whether the Settlement and the Plan of Allocation in the Securities Class Action are fair, reasonable and adequate and in the best interests of the Class, whether the Class should be certified for Settlement purposes and whether Lead Counsel’s request for an award for attorneys’ fees and expenses should be granted. If there are written objections to the Settlement, the Court will consider them at this hearing. The Court will also permit people to speak who have asked in writing by the appropriate deadline.

19.	DO I HAVE TO COME TO THE HEARING?

No. Counsel will answer questions the Court may have but you are welcome to come at your own expense. If you send an objection, you do not have to come to court to talk about it. As long as you mailed your written objection on time, the Court will consider it. You may also pay your own lawyer to attend, but it is not necessary.

20.	MAY I SPEAK AT THE HEARING?

You may ask the Court for permission to speak at the Fairness Hearing. To do so, you must send a letter stating that you are a Class Member, that it is your intention to appear in person at the Fairness Hearing, that you object to the Settlement in Oklahoma Firefighters Pension & Retirement System v. Ixia, et al., Case No. CV13-08440-MM (SH) (C.D. Cal.), and the reasons why you object.

If you are seeking to speak at the Settlement Hearing for the Securities Class Action, be sure to include your name, address, telephone number, your signature, the number of shares of Ixia common stock purchased and/or acquired during the Class Period, the dates and prices of each purchase and sale, and the number of shares of Ixia common stock you currently own. Your notice of intention to appear must be postmarked no later than [21 days prior to the Securities Settlement Hearing],                     , 201    , to the Court, and all Counsel in the Settlement at the addresses listed in question 17.

GETTING MORE INFORMATION

21.	ARE THERE MORE DETAILS ABOUT THE SETTLEMENT?

This Notice summarizes the proposed Settlement. More details are contained in the Settlement Agreement for the Settlement, which is available at www.IxiaSecurities Settlement.com or from the counsel listed below. If you have questions regarding how to obtain copies of documents related to this Settlement, completing your Claim Form, correspondence you have received from the Settlement Administrator, or the calculation of your Recognized Claim, you may contact the administrator for the distribution of the Settlement Fund toll free at (XXX) XXX-XXXX or write to the Settlement Administrator at the address listed below or by visiting www.IxiaSecuritiesSettlement.com. Additionally, you can contact the counsel for Lead Plaintiffs for a copy.

16

Settlement Administrator:

Ixia Securities Litigation Settlement

c/o Angeion Group

1801 Market Street

Suite 660

Philadelphia, PA 19103

Telephone:

Lead Plaintiff Designee:

James J. Sabella, Esq.

Grant & Eisenhofer P.A.

485 Lexington Avenue

29th Floor

New York, New York 10017

Telephone: 646-722-8500

DO NOT TELEPHONE THE COURTS REGARDING THIS NOTICE

SPECIAL NOTICE TO BROKERS AND OTHER NOMINEES

The Court has ordered that if you purchased one or more shares of Ixia common stock during the Class Period as nominee for a beneficial owner, then, within fourteen (14) days after you receive this Notice, you must either: (a) send a copy of this Notice and the accompanying Claim Form by First Class Mail to all such beneficial owners; or (b) provide a list of the names and addresses of such beneficial owners to the Settlement Administrator:

Ixia Securities Litigation Settlement

c/o Angeion Group

1801 Market Street

Suite 660

Philadelphia, PA 19103

Telephone:

If you choose to mail the Notice and Claim Form yourself, you may obtain from the Settlement Administrator (without cost to you) as many additional copies of these documents as you will need to complete the mailing.

17

Exhibit D

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

OKLAHOMA FIREFIGHTERS PENSION &

RETIREMENT SYSTEM and OKLAHOMA

LAW ENFORCEMENT RETIREMENT

SYSTEM, Individually and on Behalf of All

Others Similarly Situated,

Plaintiffs,

                                 v.

IXIA, VICTOR ALSTON, ATUL

BHATNAGAR, THOMAS B. MILLER, and

ERROL GINSBERG,

Defendants.

) ) ) ) ) ) ) ) ) ) ) ) ) )	Case No. CV13-08440-MMM (SH) Assigned to Judge Margaret M. Morrow

PUBLICATION NOTICE OF PROPOSED SETTLEMENT OF

SECURITIES CLASS ACTION AND SETTLEMENT HEARING

To:	ALL INDIVIDUALS OR ENTITIES WHO PURCHASED OR OTHERWISE ACQUIRED IXIA COMMON STOCK BETWEEN FEBRUARY 4, 2011 AND APRIL 3, 2013, INCLUSIVE (THE “CLASS PERIOD”).

YOU ARE HEREBY NOTIFIED that pursuant to court order, a hearing will be held in connection with the settlement of a securities class action lawsuit concerning Ixia (“Ixia” or the “Company”) (the “Securities Class Action”). The hearing for the Securities Class Action settlement will take place on                     , 201    , at     :            .m., at the United States District Court for the Central District of California, Edward R. Roybal Federal Building and United States Courthouse, 255 East Temple Street, Courtroom 780, Los Angeles, CA 90012-3332, with the Honorable Margaret M. Morrow presiding (the “Court”), for the purpose of determining whether the proposed Securities Class Action settlement for the sum of $3,500,000 should be approved by the Court as fair, reasonable and adequate and in the bests interests of members of the Class; (2) whether to certify the Settlement Class; (3) whether, thereafter, the Securities Class Action should be dismissed with prejudice pursuant to the terms and conditions set forth in the Settlement Agreement; (4) whether the proposed plan to distribute the settlement proceeds (the “Plan of Allocation”) is fair, reasonable and adequate and therefore should be approved; (5) whether the application of Lead Counsel for the payment of attorneys’ fees and expenses incurred in connection with the Securities Class Action should be approved.

IF YOU ARE A MEMBER OF THE CLASS DESCRIBED ABOVE, YOUR RIGHTS MAY BE AFFECTED BY THE SECURITIES CLASS ACTION SETTLEMENT AND YOU MAY BE ENTITLED TO SHARE IN THE SETTLEMENT FUND.

If you have not yet received: (i) the full printed Notice of Proposed Securities Class Action Settlement, Application of Attorneys’ Fees And Expenses and Settlement Fairness Hearing (the “Notice”), and (ii) a Claim Form, you may obtain copies of these documents by identifying yourself as a Class Member and by contacting the Claims Administrator at Ixia Securities Litigation Settlement, c/o Angeion Group, 1801 Market Street, Suite 660, Philadelphia, PA 19103 or go to the following website: www.IxiaSecuritiesSettlement.com.

To participate in the Settlement in the Securities Class Action, you must submit a Claim Form by no later than                     , 201    . If you are a Class Member and do not exclude yourself from the Class, you will be bound by the Order Approving Settlement and Judgment of the Court. To exclude yourself from the Class, you must submit a request for exclusion postmarked no later than                     , 201    . If you are a Class Member and do not submit a proper Claim Form, you will not share in the Settlement in the Securities Class Action, but you nevertheless will be bound by the Order Approving Settlement and Judgment of the Court. Any inquiries about the Securities Class Action can be made to the Settlement Administrator at the address indicated above.

Any objection to the proposed Settlement, the Plan of Allocation or Lead Counsel’s application for attorneys’ fees and reimbursement of litigation expenses must be filed with the Court and delivered to counsel for the parties on or before                     , 201    , in the manner and form explained in the Notice.

PLEASE DO NOT TELEPHONE THE COURT, THE CLERK’S OFFICE OR ANY REPRESENTATIVE OF IXIA REGARDING THIS NOTICE

If you have any questions about the settlement other than requests for the Notice or Claim Form, you may contact Plaintiffs’ Lead Counsel:

James J. Sabella, Esq.

Grant & Eisenhofer P.A.

485 Lexington Avenue

29th Floor

New York, New York 10017

Telephone: 646-722-8500

DATED:                     , 2015

2

Exhibit E

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

OKLAHOMA FIREFIGHTERS PENSION &

RETIREMENT SYSTEM and OKLAHOMA

LAW ENFORCEMENT RETIREMENT

SYSTEM, Individually and on Behalf of

All Others Similarly Situated,

Plaintiffs,

                             v.

IXIA, VICTOR ALSTON, ATUL

BHATNAGAR, THOMAS B. MILLER, and

ERROL GINSBERG,

Defendants.

) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Case No. CV13-08440-MMM (SH) Assigned to Judge Margaret M. Morrow

PROPOSED ORDER PRELIMINARILY APPROVING SETTLEMENT,

DIRECTING NOTICE TO SECURITIES HOLDERS, AND

SETTING HEARING FOR FINAL APPROVAL OF SETTLEMENT

WHEREAS, Lead Plaintiffs Oklahoma Firefighters Pension & Retirement System and Oklahoma Law Enforcement Retirement System (collectively, the “Lead Plaintiffs”), and Defendants Victor Alston, Atul Bhatnagar, Thomas B. Miller, Errol Ginsberg (the “Individual Defendants”) and Ixia (collectively, “Defendants”) have entered into a Stipulation and Agreement of Settlement (the “Settlement Agreement”) that would settle all claims made in this Securities Class Action, the terms of which are set forth in the Settlement Agreement; and

WHEREAS, Lead Plaintiffs and Defendants have moved, pursuant to Rule 23(e) of the Federal Rules of Civil Procedure for an Order preliminarily approving the Settlement in accordance with the terms of the Settlement Agreement and providing for notice to the class; and

WHEREAS, the Court has read and considered the Settlement Agreement and Exhibits thereto, including the proposed: (1) Notice of Proposed Class Action Settlement, Application of Attorneys’ Fees and Expenses, and Settlement Fairness Hearing (“Notice”); (2) Summary Notice of Proposed Settlement of Class Action and Settlement Hearing (the “Publication Notice”); (3) Claim Form; and (4) the Order Approving Settlement and Final Judgment (“Final Judgment”), and has found that substantial and sufficient grounds exist for entering this Order.

PRELIMINARY APPROVAL ORDER

1

NOW, THEREFORE, IT IS HEREBY ORDERED, as follows:

1. The Court, for the purposes of this Order, adopts all defined terms set forth in the Settlement Agreement.

2. The Court finds that: (a) the Settlement Agreement resulted from arm’s-length negotiations; and (b) the Settlement is sufficiently fair, reasonable and adequate to the Class Members and in the best interests of the Class to warrant providing notice of the Settlement to Class Members and holding a Settlement Hearing.

3. The Settlement Hearing shall be held before this Court on             at     :            at the United States District Court for the Central District of California, 255 East Temple Street, Los Angeles, CA 90012, to determine whether the proposed Settlement of the Action on the terms and conditions provided for in the Settlement Agreement is fair, reasonable and adequate and in the best interests of the Class and should be approved by the Court; whether to certify a Settlement Class; whether a Final Judgment as provided in the Settlement Agreement should be entered herein; whether the proposed Plan of Allocation should be approved; and to determine the amount of fees and expenses that should be awarded to Lead Counsel. The Court may adjourn the Settlement Hearing without further notice to Class Members.

4. The Court hereby preliminarily certifies the Securities Class Action to proceed as a class action for purposes of the Settlement, pursuant to Rule 23(a) and (b)(3) of the Federal Rules of Civil Procedure, on behalf of all persons and entities who purchased or otherwise acquired the common stock of Ixia between February 4, 2011 and April 3, 2013, inclusive and who were damaged thereby. Excluded from the Class are (a) Defendants; (b) members of the immediate families of the Individual Defendants; (c) any subsidiaries of Defendants; (d) any Affiliate, as that term is defined by the federal securities laws, of Ixia or any other Defendant, including the 401(k) plans of Ixia; (e) any person or entity who is a partner, executive officer, director or controlling person of Ixia (including any of their subsidiaries or Affiliates) or any other Defendant; (f) any entity in which any Defendant has a controlling interest; (g) Defendants’

PRELIMINARY APPROVAL ORDER

2

directors’ and officers’ liability insurance carriers, and any affiliates or subsidiaries thereof; and (h) the legal representative, heirs, successors and assigns of any such excluded party. Also excluded from the Class are the persons and/or entities who request exclusion from the Class within the time period set by this Order.

5. The Court approves, as to form and content, the Claim Form, the Notice and the Publication Notice annexed as Exhibits A, C and D, respectively, to the Settlement Agreement, and finds that the mailing and distribution of the Notice and publishing of the Publication Notice substantially in the manner and form set forth in this Order meet the requirements of Federal Rule of Civil Procedure 23 and Due Process, Fed. R. Civ. P. 23 and § 21D(a)(7) of the Securities Exchange Act of 1934, 15 U.S.C. §78u-4(a)(7), as amended by the Private Securities Litigation Reform Act of 1995, and is the best notice practicable under the circumstances and shall constitute due and sufficient notice to all Persons entitled thereto.

6. The Court reserves the right to enter its Final Judgment approving the Settlement and dismissing the claims against the Defendants and the other Released Parties with prejudice regardless of whether it has awarded attorneys’ fees and litigation expenses.

7. Lead Counsel shall cause the Notice and the Claim Form, substantially in the forms annexed to the Settlement Agreement as Exhibits C and A, to be mailed, by first class mail, postage prepaid, within thirty (30) days of the entry of this Preliminary Approval Order to all Class Members at the address of each such person as set forth in the records of Ixia or its transfer agent, or who otherwise can be identified through reasonable effort. Ixia’s Counsel shall cooperate in the administration of the Settlement to the extent reasonably necessary to effectuate its terms, and the Defendants shall use reasonable efforts to cause or arrange for Ixia’s transfer agent to provide to the Settlement Administrator, no later than five (5) business days after entry of this Order, records concerning the identity of potential Class Members and their transactions (consisting of shareholder names and addresses), in electronic form. Lead Counsel shall, at least thirty (30) days prior to the Fairness Hearing, file with the Court proof of mailing of the Notice and Claim Form.

PRELIMINARY APPROVAL ORDER

3

8. Lead Counsel shall cause the Publication Notice, substantially in the form annexed to the Settlement Agreement as Exhibit D, to be published once each in Investor’s Business Daily and the PR Newswire within sixty (60) days after the entry of this Preliminary Approval Order. Lead Counsel shall, at least thirty (30) days prior to the Fairness Hearing, file with the Court proof of publication of the Publication Notice.

9. Within sixty (60) days after the entry of this Preliminary Approval Order, Ixia shall (1) file a Form 8-K attaching the Publication Notice and (2) publish the Publication Notice on its website.

10. Within sixty (60) days after the entry of this Preliminary Approval Order, the Settlement Administrator shall publish the Publication Notice on its website.

11. Nominees who purchased or otherwise acquired the common stock of Ixia between February 4, 2011 and April 3, 2013, inclusive, shall send the Notice and the Claim Form to all beneficial owners of such Ixia common stock within fourteen (14) days after receipt thereof, or send a list of the names and addresses of such beneficial owners to the Settlement Administrator within fourteen (14) days of receipt thereof, in which event the Settlement Administrator shall promptly mail the Notice and the Claim Form to such beneficial owners. The Settlement Administrator shall, if requested, reimburse banks, brokerage houses or other nominees solely for their reasonable out-of-pocket expenses incurred in providing the Notice to beneficial owners who are Class Members out of the Settlement Fund, which expenses would not have been incurred except for the sending of such Notice, subject to further order of this Court with respect to any dispute concerning such compensation.

12. The Court approves the selection of Angeion Group by Lead Counsel as the Settlement Administrator. Lead Counsel may pay from the Settlement Fund, without further approval from the Defendants or further order of the Court, all reasonable Notice and Administration Costs actually incurred. Such costs and expenses shall include, without limitation, the actual costs of printing and mailing the Notice, reimbursements to nominee owners for forwarding the Notice to their beneficial owners, publication of the Publication Notice, the administrative expenses incurred and fees charged by the Settlement Administrator in connection with providing Notice and processing the submitted claims, and the fees, if any to the Escrow Agent.

PRELIMINARY APPROVAL ORDER

4

13. Lead Counsel and the Settlement Administrator and their agents are authorized and directed to prepare any tax returns required to be filed for the Escrow Account and to cause any Taxes due and owing to be paid from the Escrow Account without further Order of the Court.

14. Class Members shall be bound by all applicable determinations and judgments in this Securities Class Action, whether favorable or unfavorable, unless such persons request exclusion from the Class in a timely and proper manner, as hereinafter provided. A Class Member wishing to make such exclusion request shall mail the request in written form by first-class mail to the address designated in the Notice, such that it is received no later than twenty-one (21) days prior to the Fairness Hearing. Such request for exclusion shall clearly indicate the name, address and telephone number of the person seeking exclusion and that the sender requests to be excluded from the Class in the class action styled Oklahoma Firefighters Pension & Retirement System v. Ixia, et al., Case No. CV13-08440 (C.D. Cal.), and must be signed by such person. Such persons requesting exclusion are also directed to state: the date(s), price(s), and number(s) of shares of all purchases, acquisitions, and sales of Ixia common stock between February 4, 2011 and April 3, 2013, inclusive. The request for exclusion shall not be effective unless it provides the required information and is made within the time stated above, or the exclusion is otherwise accepted by the Court.

15. Any Class Member that requests to be and is excluded from the Class shall not be entitled to receive any payment out of the Qualified Settlement Fund as described in the Settlement Agreement and Notice.

16. Any Class Member who has not requested exclusion from the Class may appear at the Fairness Hearing to show cause why the proposed Settlement should not be approved as fair, reasonable and adequate and in the best interests of the Class; why a judgment should not be entered thereon; why the Settlement Class should not be certified; why the Plan of Allocation should not be approved; or why Lead Counsel’s application for an award of attorneys’ fees and

PRELIMINARY APPROVAL ORDER

5

reimbursement of litigation expenses should not be granted, provided, however, that no Class Member shall be heard or entitled to contest the approval of the terms and conditions of the proposed Settlement, the Order Approving Settlement and Final Judgment to be entered approving the same, the proposed Plan of Allocation or the attorneys’ fees and reimbursement of litigation expenses requested, unless no later than twenty-one (21) days prior to the Fairness Hearing, such Class Member has served by hand or by overnight delivery written objections and copies of any supporting papers and briefs (which must contain proof of all purchases of Ixia common stock between February 4, 2011 and April 3, 2013, inclusive upon each of the following:

Lead Counsel Designee:

James J. Sabella

Grant & Eisenhofer P.A.

485 Lexington Avenue

New York, NY 10017

Defendants’ Counsel Designees:

Eric Rieder

Bryan Cave LLP

1290 Avenue of the Americas, 35th Floor

New York, NY 10104

Christopher Caldwell

Caldwell Leslie & Proctor, PC

725 Figueroa Street, 31st Floor

Los Angeles, CA 90017

Sheldon Eisenberg

Drinker Biddle & Reath LLP

PRELIMINARY APPROVAL ORDER

6

1800 Century Park East, Suite 1500

Los Angeles, CA 90067

and has filed said objections, papers and briefs, showing due proof of service upon Lead Counsel and Ixia’s Counsel, with the Clerk of the United States District Court for the Central District of California, 255 East Temple Street, Los Angeles, CA 90012. Persons who intend to object to the Settlement, Plan of Allocation and/or Lead Counsel’s application for an award of attorneys’ fees and reimbursement of litigation expenses and desire to present evidence at the Fairness Hearing must include in their written objections the identity of any witnesses they may call to testify and exhibits they intend to introduce into evidence at the Fairness Hearing.

17. Any Class Member who does not object in the manner prescribed above shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, adequacy or reasonableness of the Settlement, the Order Approving Settlement and Final Judgment to be entered approving the Settlement, the Plan of Allocation or the attorneys’ fees and reimbursement of litigation expenses requested.

18. All papers in support of the settlement, the Plan of Allocation, Lead Plaintiff’s application for reimbursement of expenses, and the application for attorneys’ fees or expenses, shall be filed and served not later than thirty (30) days prior to the Fairness Hearing. Any papers in further support of the Settlement, the Plan of Allocation and the application for attorneys’ fees or expenses, shall be filed and served no later than seven (7) days prior to the Fairness Hearing.

19. The Court expressly reserves the right to adjourn the Fairness Hearing, or any adjournment thereof, without any further notice to Class Members other than an announcement at the Fairness Hearing, or any adjournment thereof, and to approve the Settlement Agreement with modifications approved by the parties to the Settlement Agreement and without further notice to Class Members.

20. In order to be entitled to participate in the Settlement, in the event the Settlement is effected in accordance with all of the terms and conditions set forth in the Settlement Agreement, each Class Member shall take the following actions and be subject to the following conditions:

PRELIMINARY APPROVAL ORDER

7

a. A properly executed Claim Form must be submitted to the Settlement Administrator, at the Post Office Box indicated in the Notice, postmarked no later than one hundred twenty (120) days from the date set for the mailing of Notice. Such deadline may be further extended by Court Order. Each Claim Form shall be deemed to have been submitted when postmarked (if properly addressed and mailed by first class mail, postage prepaid) provided such Claim Form is actually received prior to the motion for an order of the Court approving distribution of the Net Cash Settlement Amount. Any Claim Form submitted in any other manner shall be deemed to have been submitted when it was actually received at the address designated in the Notice.

b. The Claim Form submitted by each Class Member must satisfy the following conditions: (i) it must be properly completed, signed and submitted in a timely manner in accordance with the provisions of the preceding subparagraph; (ii) it must be accompanied by adequate supporting documentation for the transactions reported therein, in the form of broker confirmation slips, broker account statements, an authorized statement from the broker containing the transactional information found in a broker confirmation slip or such other documentation as is deemed adequate by Lead Counsel or the Settlement Administrator; (iii) if the person executing the Claim Form is acting in a representative capacity, a certification of his current authority to act on behalf of the Class Member must be included in the Claim Form; and (iv) the Claim Form must be complete and contain no material deletions or modifications of any of the printed matter contained therein and must be signed under the penalty of perjury.

c. As part of the Claim Form, each Class Member shall submit to the jurisdiction of the Court with respect to the Claim submitted and shall (subject to effectuation of the Settlement) release all Released Plaintiffs’ Claims as provided in the Settlement Agreement.

21. The Defendants, Defendants’ Counsel, and the Releasees shall have no responsibility for the Plan of Allocation or any application for attorneys’ fees or reimbursement of litigation expenses submitted by Lead Counsel, and such matters will be considered separately from the fairness, reasonableness and adequacy of the Settlement.

PRELIMINARY APPROVAL ORDER

8

22. Neither the Settlement Agreement, nor any of its respective terms or provisions, nor any of the negotiations or proceedings connected with it, shall be construed as an admission or concession by Lead Plaintiffs of any lack of merit to the claims asserted in the Securities Class Action, or by the Defendants of the truth of any of the allegations in the Securities Class Action.

23. The administration of the proposed Settlement and the determination of all disputed questions of law and fact with respect to the validity of any Claim or right of any person to participate in the distribution of the Net Cash Settlement Amount shall be under the authority of this Court.

24. The passage of title and ownership of the Settlement Fund to the Escrow Agent in accordance with the terms and obligations of the Settlement Agreement is approved. No person that is not a Class Member or Lead Counsel shall have any right to any portion of or any rights in the distribution of the Settlement Fund, unless otherwise ordered by the Court or otherwise provided in the Settlement Agreement.

25. All funds held in the Escrow Account shall be deemed and considered to be in custodia legis and shall remain subject to the jurisdiction of the Court until such time as such funds shall be distributed pursuant to the Settlement Agreement and/or further order of the Court.

26. Pending final determination of whether the Settlement should be approved, Lead Plaintiffs and all Class Members, and each of them, and anyone who acts or purports to act on their behalf, shall not institute, commence or prosecute any action which asserts Released Plaintiffs’ Claims against any Releasees.

27. The Court retains exclusive jurisdiction over the Securities Class Action to consider all further matters arising out of or connected with the Settlement.

ENTERED at Los Angeles, California, this         day of                     , 2015.

Margaret M. Morrow
United States District Judge

PRELIMINARY APPROVAL ORDER

9